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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FormFactor, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
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FormFactor, Inc.

7005 Southfront Road
Livermore, California 94551

April 18, 2012, 3:00 p.m., Pacific Daylight Time

2012 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

        You are cordially invited to attend the 2012 Annual Meeting of Stockholders of FormFactor, Inc., which will be held at our principal executive offices located at 7005 Southfront Road, Livermore, California 94551, on Wednesday, April 18, 2012 at 3:00 p.m., Pacific Daylight Time.

        The agenda for the Annual Meeting is described in detail in the attached Notice of Annual Meeting of Stockholders and the attached Proxy Statement. We urge you to carefully review the attached proxy materials.

        Your vote is important. Whether or not you are able to attend the Annual Meeting in person, we urge you to vote your shares through the Internet in accordance with the instructions in the Notice of Internet Availability of Proxy Materials that you received in the mail, or by signing, dating, and returning a proxy card at your earliest convenience.

        We thank you for your continued support. We look forward to seeing you at our 2012 Annual Meeting of Stockholders.

With best regards,

Thomas St. Dennis
 Chief Executive Officer
Livermore, California
March 8, 2012

FormFactor, Inc.

7005 Southfront Road
Livermore, California 94551

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS
To Be Held Wednesday, April 18, 2012
At 3:00 p.m., Pacific Daylight Time

To Our Stockholders:

         NOTICE IS HEREBY GIVEN that the 2012 Annual Meeting of Stockholders of FormFactor, Inc. will be held at our principal executive offices located at 7005 Southfront Road, Livermore, California 94551, on Wednesday, April 18, 2012, at 3:00 p.m., Pacific Daylight Time, for the following purposes:

  1.
  Election of two Class III directors to our Board of Directors, each to serve on our Board of Directors until his successor has been elected and qualified or until his earlier death, resignation or removal. The director nominees are:

      Richard DeLateur, and
      Edward Rogas, Jr.

  2.
  Advisory approval of the company's executive compensation;

  3.
  Approval of the amendment and restatement of the company's Equity Incentive Plan;

  4.
  Approval of the amendment and restatement of the company's Employee Stock Purchase Plan;

  5.
  Ratification of the selection of PricewaterhouseCoopers LLP as FormFactor's independent registered public accounting firm for fiscal year 2012; and

  6.
  Action upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement for the 2012 Annual Meeting of Stockholders accompanying this Notice.

         The record date for determining those stockholders of our company who will be entitled to notice of, and to vote at, the Annual Meeting, and at any adjournment or postponement thereof, is February 27, 2012. A list of those stockholders entitled to vote at the Annual Meeting will be available for inspection by any of our stockholders for any purpose germane to the Annual Meeting during regular business hours at FormFactor's principal executive offices for ten days prior to the Annual Meeting.

         Your vote is important. Whether or not you are able to attend the Annual Meeting in person, we urge you to vote your shares through the Internet in accordance with the instructions in the Notice of Internet Availability of Proxy Materials that you received in the mail, or by signing, dating, and returning a proxy card at your earliest convenience.

         On behalf of our Board of Directors, thank you for your participation in our 2012 Annual Meeting of Stockholders.

BY ORDER OF THE BOARD OF DIRECTORS

Stuart L. Merkadeau Secretary
Livermore, California March 8, 2012

INTERNET AVAILABILITY

         We are taking advantage of the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders through the Internet. This Proxy Statement and our 2011 Annual Report on Form 10-K are available at www.proxyease.com/formfactor/2012. We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. On or about March 8, 2012, we mailed to stockholders on the record date a Notice Regarding the Availability of Proxy Materials (the "Notice"). If you received a Notice by mail, you will not receive a printed copy of the proxy materials, unless you specifically request one. Instead, the Notice instructs you on how to access and review all of the important information contained in this Proxy Statement and in our 2011 Annual Report on Form 10-K (which we posted on the Internet on the same date), as well as how to submit your proxy over the Internet. If you received the Notice and would still like to receive a printed copy of our proxy materials, you may request a printed copy of the proxy materials by following the instructions on the Notice.

i

        The information in the Report of the Audit Committee and the Report of the Compensation Committee contained in this Proxy Statement shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference into such filings. In addition, this information shall not otherwise be deemed to be "soliciting material" or to be filed under those Acts.

        Please note that information on FormFactor's website is not incorporated by reference in this Proxy Statement.

ii

FormFactor, Inc.
7005 Southfront Road
Livermore, California 94551

PROXY STATEMENT
FOR THE
2012 ANNUAL MEETING OF STOCKHOLDERS

 GENERAL INFORMATION

QUESTIONS AND ANSWERS REGARDING PROXY MATERIALS

Q:    Why am I receiving FormFactor's proxy materials?

  A:
  Our Board of Directors has made FormFactor's proxy materials available to you on the Internet on or about March 8, 2012 or, upon your request, has delivered a printed set of the proxy materials to you by mail in connection with the solicitation of proxies by our Board for our 2012 Annual Meeting of Stockholders. FormFactor's proxy materials are available on the Internet at www.edocumentview.com/FORM. We will hold the Annual Meeting at our principal executive offices located at 7005 Southfront Road, Livermore, California 94551, on Wednesday, April 18, 2012, at 3:00 p.m., Pacific Daylight Time.

Q:    What is included in the proxy materials?

  A:
  The proxy materials include our company's Notice of Annual Meeting of Stockholders, Proxy Statement and the 2011 Annual Report on Form 10-K, which includes our audited consolidated financial statements. If you requested a printed set of the proxy materials by mail, the proxy materials also included a proxy card for the Annual Meeting.

Q:    Why did I receive a notice in the mail regarding the Internet availability of the proxy materials?

  A:
  We mailed a Notice of Internet Availability of Proxy Materials to our stockholders of record and beneficial owners of our common stock on or about March 8, 2012 to notify you that you can access the proxy materials over the Internet. Instructions for accessing the proxy materials through the Internet are set forth in the Notice of Internet Availability of Proxy Materials. As we did last year for our 2011 Annual Meeting of Stockholders, we sent the Notice instead of mailing a printed set of the proxy materials in accordance with the "Notice and Access" rules adopted by the U.S. Securities and Exchange Commission. If you wish to receive a printed set of the proxy materials, please follow the instructions set forth on the Notice of Internet Availability of Proxy Materials.

Q:    How can I get electronic access to the proxy materials?

  A:
  The Notice of Internet Availability of Proxy Materials contains instructions for how to review our company's proxy materials on the Internet and instruct us to send future proxy materials to you by e-mail. Your election to receive future proxy materials by e-mail will remain in effect until you terminate it in writing.

QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING

Q:    Where will the Annual Meeting be held?

  A:
  We will hold the Annual Meeting at our principal executive offices located at 7005 Southfront Road, Livermore, California 94551, on Wednesday, April 18, 2012, at 3:00 p.m., Pacific Daylight Time.

    From San Francisco, California, take I-80 East, merge onto I-580 East, take N. Greenville Road/Altamont Pass Road exit, turn right on the ramp onto Southfront Road and turn left into the company's principal executive offices. From San Jose, California, take I-880 North, merge onto Mission Boulevard/CA-262 East, merge onto I-680 North, merge onto I-580 East, take N. Greenville Road/Altamont Pass Road exit, turn right on the ramp onto Southfront Road and turn left into the company's principal executive offices.

Q:    What specific proposals will be considered and acted upon at FormFactor's 2012 Annual Meeting?

  A:
  The specific proposals to be considered and acted upon at the Annual Meeting are:

      Proposal No. 1—Election of two Class III directors to our Board of Directors, each to serve on our Board until his successor has been elected and qualified or until his earlier death, resignation or removal. The director nominees are: Richard DeLateur and Edward Rogas, Jr.;

      Proposal No. 2—Advisory approval of the company's executive compensation;

      Proposal No. 3—Approval of the amendment and restatement of the company's Equity Incentive Plan;

      Proposal No. 4—Approval of the amendment and restatement of the company's Employee Stock Purchase Plan; and

      Proposal No. 5—Ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2012.

    We will also consider any other matters that are properly presented for a vote at the Annual Meeting. As of March 8, 2012, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, the persons named in the enclosed proxy card or voting instruction form will vote the shares they represent using their best judgment.

Q:    What do I need to bring with me to attend the Annual Meeting?

  A:
  If you are a stockholder of record of shares of our common stock, please bring photo identification with you. If you are a beneficial owner of shares of our common stock held in "street name," please bring photo identification and the "legal proxy," which is described below under the question "If I am a beneficial owner of shares held in 'street name,' how do I vote?", or other evidence of stock ownership (e.g., most recent account statement) with you. If you do not provide photo identification or if applicable, evidence of stock ownership, you will not be admitted to the Annual Meeting.

QUESTIONS AND ANSWERS REGARDING PROXY SOLICITATION AND VOTING

Q:    Who can vote at the Annual Meeting?

  A:
  Only stockholders of record of our common stock at the close of business on February 27, 2012, which is the record date, are entitled to notice of, and to vote at, the Annual Meeting. If you own shares of FormFactor common stock as of the record date, then you can vote at the Annual Meeting. At the close of business on the record date, we had 49,609,921 shares of our common stock outstanding and entitled to vote, which were held by 58 stockholders of record.

Q:    How many votes am I entitled per share of common stock?

  A:
  Holders of our common stock are entitled to one vote for each share held as of the record date.

Q:    What is the difference between holding FormFactor shares as a stockholder of record and a beneficial owner?

  A:
  Most of our stockholders hold their shares of our common stock as a beneficial owner through a broker, bank or other nominee in "street name" rather than directly in their own name. As summarized below, there are some important distinctions between shares held of record and those owned beneficially in "street name."

    Stockholder of Record:    If your shares of our common stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and we delivered the Notice of Internet Availability of Proxy Materials directly to you. As the stockholder of record, you have the right to vote your shares in person or by proxy at the Annual Meeting.

    Beneficial Owner:    If your shares of our common stock are held in an account with a broker, bank or other nominee, you are considered the beneficial owner of those shares held in "street name," and the broker, bank or other nominee holding your shares on your behalf delivered the Notice of Internet Availability of Proxy Materials to you. The nominee holding your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares being held by them.

Q:    If I am a stockholder of record of FormFactor shares, how do I vote?

  A:
  Voting by Internet.    You can vote through the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials that you received. Go to www.proxyease.com/formfactor/2012, follow the instructions on the screen to log in, make your selections as instructed and vote.

    Voting by Mail.    You can vote by mail by requesting a printed set of the proxy materials, which will contain a proxy card, and then completing, dating, signing and returning the proxy card in the postage-paid envelope (to which no postage need be affixed if mailed in the United States) accompanying the proxy card.

    Voting in Person.    If you plan to attend the Annual Meeting and vote in person, we will give you a proxy card at the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you also to vote by Internet or mail as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:    If I am a beneficial owner of shares held in "street name," how do I vote?

  A:
  Voting by Internet.    You can vote through the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials that you received. Go to www.proxyease.com/formfactor/2012, follow the instructions on the screen to log in, make your selections as instructed and vote.

    Voting by Mail.    You can vote by mail by requesting a printed set of the proxy materials, which will contain a voting instruction form, and by completing, dating, signing and returning the voting instruction form in the postage-paid envelope (to which no postage need be affixed if mailed in the United States) accompanying the voting instruction form.

    Voting in Person.    If you plan to attend the Annual Meeting and vote in person, you must obtain a "legal proxy" giving you the right to vote the shares at the Annual Meeting from the broker, bank or other nominee that holds your shares. Even if you plan to attend the Annual Meeting, we recommend that you also vote by Internet or mail as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:    What if I submit a proxy but I do not give specific voting instructions?

  A:
  Stockholder of Record:    If you are a stockholder of record of shares of our common stock and if you indicate when voting through the Internet that you wish to vote as recommended by our Board of Directors, or if you sign and return a proxy without giving specific voting instructions, then the proxy holders designated by our Board, who are officers of our company, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting.

    Beneficial Owner:    If you are a beneficial owner of shares of our common stock held in "street name" and do not present the broker, bank or other nominee that holds your shares with specific voting instructions, then the nominee may generally vote your shares on "routine" proposals but cannot vote on your behalf for "non-routine" proposals under the rules of various securities exchanges. If you do not provide specific voting instructions to the nominee that holds your shares with respect to a non-routine proposal, the nominee will not have the authority to vote your shares on that proposal. When a broker indicates on a proxy that it does not have authority to vote shares on a particular proposal, the missing votes are referred to as "broker non-votes."

Q:    Which ballot measures are considered "routine" or "non-routine"?

  A:
  The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2012 (Proposal No. 5) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 5. The election of directors (Proposal No. 1), the advisory approval of the company's executive compensation (Proposal No. 2), the approval of the amendment and restatement of the Equity Incentive Plan (Proposal No. 3) and approval of the amendment and restatement of the Employee Stock Purchase Plan (Proposal No. 4) are matters considered non-routine under applicable rules. A bank, broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal Nos. 1, 2, 3 and 4.

Q:    What is the quorum requirement for the Annual Meeting?

  A:
  A quorum is required for our stockholders to conduct business at the Annual Meeting. A majority of the outstanding shares of our common stock entitled to vote on the record date must be present in person or represented by proxy at the Annual Meeting in order to hold the meeting and conduct business. We will count your shares for purposes of determining whether there is a quorum if you are present in person at the Annual Meeting, if you have voted through the Internet, if you have voted by properly submitting a proxy card or if the nominee holding your shares submits a proxy card. We will also count broker non-votes for the purpose of determining if there is a quorum.

Q:    What is the voting requirement to approve each of the proposals?

  A:
  For Proposal No. 1, the two Class III directors will be elected by a plurality of the votes cast by the holders of shares of our common stock entitled to vote who are present in person or represented by proxy at the Annual Meeting. You may not cumulate votes in the election of directors.

    Approval of Proposal No. 2 requires the affirmative vote of a majority of the votes cast by the holders of shares of our common stock entitled to vote that are present in person or represented by proxy at the Annual Meeting.

    Approval of Proposal No. 3 requires the affirmative vote of a majority of the votes cast by the holders of shares of our common stock entitled to vote that are present in person or represented by proxy at the Annual Meeting.

    Approval of Proposal No. 4 requires the affirmative vote of a majority of the votes cast by the holders of shares of our common stock entitled to vote that are present in person or represented by proxy at the Annual Meeting.

    Approval of Proposal No. 5 requires the affirmative vote of a majority of the votes cast by the holders of shares of our common stock entitled to vote that are present in person or represented by proxy at the Annual Meeting.

    The effectiveness of any of the proposals is not conditioned upon the approval by our stockholders of any other proposal by our stockholders.

Q:    How are abstentions treated?

  A:
  Abstentions are counted for the purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will not be counted either in favor of or against any of the proposals.

Q:    Can I change my vote or revoke my proxy after I have voted?

  A:
  You may change your vote or revoke your proxy at any time before the final vote at the Annual Meeting. You may vote again on a later date (a) through the Internet (only your latest Internet proxy submitted prior to the Annual Meeting will be counted), (b) by signing and returning a new proxy card with a later date if you are a stockholder of record, or (c) by attending the Annual Meeting and voting in person if you are a stockholder of record or if you are a beneficial owner and have obtained a proxy from the nominee holding your shares giving you the right to vote your shares. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

Q:    What happens if there are insufficient votes in favor of the proposals?

  A:
  In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the proxy holders, who are officers of our company, may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of holders of the majority of the shares of common stock present in person or represented by proxy at the Annual Meeting.

Q:    What happens if additional matters are presented at the Annual Meeting?

  A:
  Other than Proposal Nos. 1, 2, 3, 4 and 5, we are not aware of any other matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the proxy holders, who are officers of our company, will have the authority in their discretion to vote your shares on any other matters that are properly presented for a vote at the Annual Meeting. If for any reason any of the Class III nominees is not available as a candidate for director, the proxy holders will vote your proxy for such other candidate or candidates as may be recommended by our Board of Directors.

Q:    Is my vote confidential?

  A:
  Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our company or to third parties, except (a) as necessary to meet applicable legal requirements, (b) to allow for the tabulation and certification of votes, and (c) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy cards, which we may forward to our company's Corporate Secretary.

Q:    Who is paying for the cost of this proxy solicitation?

  A:
  We will pay the entire cost for soliciting proxies to be voted at the Annual Meeting. We will pay brokers, banks and other nominees representing beneficial owners of shares of our common stock held in "street name" certain fees associated with delivering the Notice of Internet Availability of Proxy Materials, delivering printed proxy materials by mail to beneficial owners who request them and obtaining beneficial owners' voting instructions. In addition, our directors, officers and employees may also solicit proxies on our behalf by mail, telephone or in person. We will not pay any compensation to our directors, officers and employees for their proxy solicitation efforts, but we may reimburse them for reasonable out-of-pocket expenses in connection with any solicitation.

QUESTIONS AND ANSWERS REGARDING THE VOTING RECOMMENDATIONS OF FORMFACTOR'S BOARD OF DIRECTORS AND VOTING RESULTS

Q:    What are the voting recommendations of our Board of Directors?

  A:
  Our Board of Directors recommends a vote FOR each of Proposal Nos. 1, 2, 3, 4 and 5. Specifically, our Board recommends a vote:

      FOR the election of Richard DeLateur and Edward Rogas, Jr. to our Board of Directors as Class III directors;

      FOR the advisory approval of the company's executive compensation;

      FOR the amendment and restatement of the Equity Incentive Plan;

      FOR the amendment and restatement of the Employee Stock Purchase Plan; and

      FOR the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2012.

Q:    What is "householding"?

  A:
  We have adopted a procedure approved by the SEC known as "householding". This procedure allows multiple stockholders residing at the same address the convenience of receiving a single copy of our Notice, 2011 Annual Report, and proxy materials, as applicable, unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs and fees. Householding is available to both registered stockholders and beneficial owners of shares held in street name.

Q:    Where can I find the voting results of the Annual Meeting?

  A:
  We intend to announce the voting results at the Annual Meeting and to report the results on a Form 8-K that we file with the U.S. Securities and Exchange Commission.

PROPOSAL NO. 1

ELECTION OF CLASS III DIRECTORS

        The first proposal is to elect two Class III directors to our Board of Directors. The Class III nominees are Richard DeLateur and Edward Rogas, Jr., who are current directors of FormFactor. These nominees have been duly recommended by our Governance Committee and duly nominated by our Board of Directors, and have agreed to stand for re-election. The proxy holders intend to vote all proxies received for Messrs. DeLateur and Rogas, unless otherwise instructed. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes in the election of directors. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies may be voted for a nominee designated by our Board of Directors to fill the vacancy. As of the date of this Proxy Statement, our Board of Directors is not aware that any nominee is unable or will decline to serve as a director of our company.

        Our Board of Directors recommends a vote FOR the election to our Board of Directors of
Richard DeLateur and Edward Rogas, Jr. as Class III directors.

Board of Directors

        Our Board of Directors consists of seven members and is divided into three classes, which we have designated as Classes I, II and III. Following this year's Annual Meeting, our Board of Directors will consist of six members, as Mr. Prestridge has decided not to stand for re-election at this year's Annual Meeting. Each director is elected for a three-year term of office, with one class of directors being elected at each annual meeting of stockholders. The Class III directors will be elected at this year's Annual Meeting, the Class I directors will be elected at our 2013 Annual Meeting of Stockholders and the Class II directors will be elected at our 2014 Annual Meeting of Stockholders. Each director holds office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

        Information regarding our Class III and other current directors as of the date of this Proxy Statement, including their names and positions with our company is set forth below.

Name of Director	Age	Class	Position with FormFactor	Director Since
Richard DeLateur(2)	53	III	Director	May 2011
G. Carl Everett, Jr.(1)(2)	61	II	Chairman of the Board of Directors	June 2001
Lothar Maier(1)(3)	56	I	Director	November 2006
James A. Prestridge(2)(3)	79	III	Director	March 2002
Edward Rogas, Jr.(1)(3)	71	III	Director	October 2010
Thomas St. Dennis	58	II	Director and Chief Executive Officer	September 2010
Michael W. Zellner(3)	56	I	Director	April 2011

(1)
Current member of the Compensation Committee.

(2)
Current member of the Governance Committee.

(3)
Current member of the Audit Committee.

        Richard DeLateur has served as a Director since May 2011. Mr. DeLateur served as Chief Financial Officer of FormFactor, Inc. from May 19, 2010 to May 16, 2011. He is a 20-year veteran of Intel's finance team, where he held various positions, including the role of Vice President and Group Controller of Worldwide Technology and Manufacturing. Mr. DeLateur more recently served as CFO at the private companies Fluidigm Corporation and Topsin Corporation. He also served as a Director at Numonyx Corp., a leading manufacturer of Flash memory, which is now part of Micron

Technology, Inc. Mr. DeLateur was awarded his Chartered Financial Analyst (CFA) certification in 1999. Mr. DeLateur holds a B.A. in Economics from the University of California, Davis.

        G. Carl Everett, Jr. has served as a Director since June 2001 and has served as Chairman of our Board of Directors since December 26, 2010. Mr. Everett served as our interim chief executive officer from May through September 2010 and served as our Executive Chairman from September through December 2010. Mr. Everett founded GCE Ventures, a venture advisement firm, in April 2001. Mr. Everett served as a venture partner at Accel LLP, a venture capital firm, from 2002 until May of 2010. From February 1998 to April 2001, Mr. Everett served as Senior Vice President, Personal Systems Group of Dell Inc. From 1978 to December 1996, Mr. Everett held several management positions with Intel Corporation, including Senior Vice President and General Manager of the Microprocessor Products Group, and Senior Vice President and General Manager of the Desktop Products Group. Mr. Everett holds a B.A. in business administration and an honorary Doctorate of Laws from New Mexico State University.

        Lothar Maier has served as a Director since November 2006. Mr. Maier has served as the Chief Executive Officer and a member of the board of directors of Linear Technology Corporation (Nasdaq:LLTC), a supplier of high performance analog integrated circuits, since January 2005. Prior to that, Mr. Maier served as Linear Technology's Chief Operating Officer from April 1999 to December 2004. Before joining Linear Technology, Mr. Maier held various management positions at Cypress Semiconductor Corporation, a provider of high-performance, mixed-signal, programmable solutions, from 1983 to 1999, most recently as Senior Vice President and Executive Vice President of Worldwide Operations. Mr. Maier holds a B.S. in chemical engineering from the University of California at Berkeley.

        James A. Prestridge has served as a Director since March 2002, and has served as Chairman of our Board of Directors from August 2005 to June 2008, and from May 2009 through September 2010. Mr. Prestridge served as our Lead Independent Director from June 2008 to May 2009 and from September 2010 through December 2010. As previously reported in a Current Report on Form 8-K filed by the company in February 2012, Mr. Prestridge has decided not to stand for re-election at this year's Annual Meeting. Mr. Prestridge served as a consultant for Empirix Inc., a provider of test and monitoring solutions for communications applications, from October 2001 until October 2003. From June 1997 to January 2001, Mr. Prestridge served as a Director of five private companies that were amalgamated into Empirix. Mr. Prestridge served as a member of the board of directors of Teradyne, Inc., a manufacturer of automated test equipment, which is a publicly traded company, from 1992 until 2000. Mr. Prestridge was Vice-Chairman of Teradyne from January 1996 until May 2000 and served as Executive Vice President of Teradyne from 1992 until May 1997. Mr. Prestridge holds a B.S. in general engineering from the U.S. Naval Academy and an M.B.A. from Harvard University. Mr. Prestridge served as a Captain in the U.S. Marine Corps.

        Edward Rogas, Jr. has served as a Director since October 2010. Mr. Rogas currently serves on the Boards of Vitesse Semiconductor Corporation, a leading supplier of high-performance integrated circuits (ICs) used in networking systems for Carrier and Enterprise communications and Vignani Technologies Pvt Ltd., an India-based engineering services company focused on enabling the capital equipment Industries. Mr. Rogas served as a Director of Photon Dynamics, Inc., a provider of yield management solutions for the flat panel display industry, from May 2006 to October 2008. Mr. Rogas held management positions at Teradyne, Inc. for over 30 years, including serving as Senior Vice President from 2000 through 2005. Mr. Rogas holds degrees of M.B.A. (with distinction) from Harvard Business School and B.S. from the United States Naval Academy.

        Thomas St. Dennis has served as our Chief Executive Officer and a Director since September 2010, when he joined our company. Mr. St. Dennis previously held various positions at Applied Materials, Inc., a provider of semiconductor manufacturing equipment and services, from 1992 to 1999 and again from 2005 to 2009. His most recent role at Applied Materials, Inc. was the Senior Vice President and General Manager of the Silicon Systems Group, a consolidated product business group that encompasses Applied Materials' entire portfolio of semiconductor manufacturing systems. He also worked at Novellus Systems, Inc. as the Executive Vice President of Sales and Marketing from 2003 to 2005. From 1999 to 2003, Mr. St. Dennis was the President and CEO of Wind River Systems, Inc. Mr. St. Dennis holds a B.S. in Physics and a M.S. in Physics, both from UCLA.

        Michael W. Zellner has served as a Director since April 2011. Mr. Zellner, the Vice President, Finance and Chief Financial Officer of PMC-Sierra (Nasdaq: PMCS) since March 2007, has over 25 years of financial experience in the high tech industry. Prior to joining PMC-Sierra, Mr. Zellner was senior vice president of finance and administration and chief financial officer at Wind River Systems, Inc., a device software solutions provider to the electronics industry. Mr. Zellner completed the Stanford Executive Program at the Stanford Graduate School of Business and also holds an MBA and a BBA in accounting from Florida Atlantic University.

Qualification to Serve as Director

        The Governance Committee has determined that each of the directors and nominees are qualified to serve as a director of the company. The reasons for these determinations are as follows:

        Mr. DeLateur provides extensive leadership experience and knowledge of our company, due to his previous recent service as the Chief Financial Officer of our company. Mr. DeLateur has considerable semiconductor industry experience, both with respect to semiconductor chip manufacturers, who are our customers, and semiconductor equipment suppliers.

        Mr. Everett has extensive experience in the technology sector, gained through executive and management positions at companies such as Dell Inc. and Intel Corporation, with particular expertise in the areas of sales and marketing, the semiconductor industry, and in financial accounting and reporting.

        Mr. Maier provides significant semiconductor industry and leadership experience as the chief executive officer and a member of the board of directors of Linear Technology Corporation, a supplier of high performance analog integrated circuits, which is a publicly traded company. Mr. Maier also has considerable experience in semiconductor chip manufacturing. Mr. Maier also provides expertise in financial accounting and reporting for publicly held companies.

        Mr. Prestridge provides extensive leadership experience, in addition to serving as a director of our company since April 2002 and as chairman of our board of directors from August 2005 to June 2008, and since May 2009. Mr. Prestridge has served as a director of five private companies, as well as a director of Teradyne, Inc. Mr. Prestridge has significant expertise in the semiconductor test equipment industry, which is the focus of the company's business and in public company financial accounting and reporting. As previously reported in a Current Report on Form 8-K filed by the company in February 2012, Mr. Prestridge has decided not to stand for re-election at this year's Annual Meeting.

        In addition to serving as our Chief Executive Officer, Mr. St. Dennis provides extensive semiconductor industry and leadership experience, including previously serving as the Senior Vice President and General Manager of the Silicon Systems Group at Applied Materials, and as the President and CEO of Wind River Systems, Inc.

        Mr. Rogas provides significant board-level experience within the semiconductor industry, as well as executive and operational experience with semiconductor test equipment companies.

        Mr. Zellner has significant financial management experience, including serving as the CFO of a publicly-traded company and being responsible for managing capital expenditure, corporate infrastructure, ensuring financial integrity of results as regulated by the SEC.

 Board Leadership Structure

        The company separates the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction of the company and the day-to-day leadership and performance of the company, while the Chairman of the Board provides guidance to the Chief Executive Officer and presides over meetings of the full Board. In addition, the Chairman of the Board presides over executive sessions of the Board. The Board and the Governance Committee believe that the separation of the offices of Chairman and Chief Executive Officer serves to most effectively and efficiently fulfill the roles of the two positions and serve our company's needs at this time.

Board's Role in Risk Oversight

        The Board exercises its risk oversight function both directly and indirectly through its various committees. The Board reviews and approves the company's annual strategic plan. At its meetings, it receives reports of the chairpersons of each of its committees, of the Chief Executive Officer, of the Chief Financial Officer, and of other operational aspects of the company, such as manufacturing and sales and marketing.

        As prescribed in its charter, the Audit Committee oversees the company's accounting and financial reporting processes and audits of the company's financial statements, including oversight of the company's systems of internal controls and disclosure controls and procedures, compliance with legal and regulatory requirement, internal audit function and the appointment, compensation and evaluation of the company's independent auditors. The Audit Committee reports regularly, either orally or in writing, to the Board or the independent directors regarding matters for which the committee has responsibility and any other issues that the committee believes should be brought to the attention of the Board.

        As prescribed in its charter, the Compensation Committee oversees the company's compensation and benefit plans, policies and programs, determines the compensation of our executive officers, and administers our equity plans. The Compensation Committee confers with the Audit Committee regarding the risks arising from our company's employee compensation program.

        As prescribed in its charter, the Governance Committee oversees our company's corporate governance practices, and our process for identifying, evaluating and recommending for nomination by our board of directors individuals for service on our board and its committees. In addition, the Governance Committee assesses the composition and performance of our board and our board committees.

Corporate Governance Guidelines

        The company monitors developments in the area of corporate governance and routinely reviews its processes and procedures in light of such developments. Accordingly, the company reviews federal laws affecting corporate governance, such as the Sarbanes-Oxley Act of 2002 as well as various rules promulgated by the SEC and the NASDAQ Stock Market. The company believes that it has procedures and practices in place which are designed to enhance and protect the interests of its stockholders.

        The Board of Directors has approved Corporate Governance Guidelines for the company. The Corporate Governance Guidelines address the following matters:

  •
  The size of the Board of Directors;

  •
  Frequency of meetings of the Board of Directors;

  •
  Committees of the Board of Directors;

  •
  The requirement that the Board of Directors be comprised of a majority of independent directors;

  •
  The requirement that the Audit and Compensation Committees of the Board of Directors be comprised entirely of independent directors;

  •
  Guidelines for determining director independence;

  •
  Director nominee receiving a greater number of votes "withheld" than vote "for" in an uncontested election of directors;

  •
  Limits on the number of other public company boards on which directors may serve;

  •
  Executive sessions of the Board of Directors wherein non-management directors meet as a group without the presence of management directors;

  •
  Conflicts of interests;

  •
  The requirement that the performance of the Chief Executive Officer be evaluated annually and reviewed by the non-management directors;

  •
  Change in position or responsibility in a director's principal occupation;

  •
  Stock holding requirements for directors and for executive officers;

  •
  Review of the performance of individual directors; and

  •
  Other matters uniquely germane to the work and responsibilities of the Board of Directors.

Director Education

        Also pursuant to the company's Corporate Governance Guidelines, the Board of Directors is provided with, and encouraged to participate in, continuing education.

Codes of Ethics

        In addition to the Corporate Governance Guidelines, the Board of Directors has adopted a Statement of Corporate Code of Business Conduct that applies to our directors, officers and employees, and a Statement of Financial Code of Ethics that applies to our Chief Executive Officer, Chief Financial Officer and the employees in our finance department. Our directors, officers and employees are also subject to our Statement of Policy Regarding Insider Trading and our Statement of Policy Regarding Related Person Transactions. We provide training to our employees regarding our codes and various company policies, which all employees are required to complete. In addition, we have adopted a Statement of Policy Regarding Corporate Code Violations (Complaints, Concerns and Whistleblowers) that is designed to ensure that all of our directors, officers and employees observe high standards of personal and business ethics consistent with the Code of Business Conduct, the Code of Ethics and our other company policies, and to provide a forum to which our directors, officers and employees may report violations or suspected violations of our company policies without fear of harassment, retaliation or adverse employment consequences. In addition, we have adopted Governance Guidelines, which identify various corporate policies and practices we have implemented. Our policies and governance guidelines are posted on our website at www.formfactor.com.

Stock Ownership Guidelines

        In an effort to more closely align the company's non-management directors' and executives' financial interests with those of our stockholders, the Board of Directors has established stock ownership guidelines for non-management directors and executive officers. Our Corporate Governance Guidelines state that (i) each independent director should hold at least the greater of (a) 5,000 shares or (b) shares equal in value to three times the annual cash retainer for service as a director; (ii) the chief executive officer of the company shall hold at least the greater of (a) 10,000 shares or (b) shares equal in value to three times the chief executive officer's annual base salary; and (iii) each "executive officer" other than the chief executive officer of the company (as determined by the Board) should hold at least the greater of (a) 10,000 shares or (b) shares equal in value to two times the executive officer's annual base salary. Shares counted for this purpose shall include shares owned by the director or executive officer, shares owned jointly with, or separately by spouse and/or minor children, including shares held in trusts, and vested, unreleased restricted stock units. Beginning April 2011, members of the Board and executive officers have five years to meet these ownership guidelines. On a going forward basis, new Board members will have five years, and new executive officers will have five years, from the time they become Board members or executive officers, as applicable, to meet the ownership guidelines. In the event the requisite number of shares is increased by the Board after April 2011, Board members and executive officers, as applicable, will have the later of (i) three years from the time of the increase, or (ii) five years from April 2011, to acquire any additional shares needed to meet such revised guidelines.

        Currently, only two of our directors, Messrs. Everett and Prestridge, are compliant with these stock ownership guidelines.

Independence of Directors

        Our Board of Directors has determined that each of our incumbent directors, other than Mr. St. Dennis, our Chief Executive Officer, is independent. Accordingly, more than a majority of the members of our Board are independent. In connection with such determination, the Board of Directors determined Mr. DeLateur to be an independent director starting May 16, 2011, when he ceased to serve as the Chief Financial Officer of the company. Mr. DeLateur served as our Chief Financial Officer for only a portion of 2011, and served in that role for less than one calendar year. We define "independent directors" pursuant to the rules of the U.S. Securities and Exchange Commission, or the SEC, and the NASDAQ Stock Market. To be considered independent, a director cannot be an officer or employee of our company or its subsidiaries, and cannot have a relationship with our company or its subsidiaries that, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board consults with our company's legal counsel to ensure that its determinations are consistent with all relevant laws, rules and regulations regarding the definition of "independent director," including applicable securities laws and the rules of the SEC and NASDAQ Stock Market.

Board Meetings

        We set the dates and times of our Board of Directors and Board committee meetings in advance of each fiscal year. During fiscal year 2011, our Board of Directors held six (6) meetings. During fiscal year 2011, all of the directors attended all of the meetings of the Board of Directors during the period that such director served, and all of the meetings of the committees of the Board of Directors during the period that such director served, except as identified below.

        The independent members of our Board of Directors meet regularly in executive sessions outside of the presence of management. The independent members met regularly prior to, and/or after, regularly scheduled meetings of the Board of Directors during fiscal year 2011 in which all independent members attended. The independent members also conducted telephonic meetings and/or updates during fiscal year 2011.

 Committees of the Board of Directors

        Our Board of Directors has established three standing committees: (1) the Audit Committee, (2) the Compensation Committee, and (3) the Governance Committee. The M&A Committee was disbanded in the third month of fiscal year 2011, as discussed below. Members of each of the standing committees are set forth in the table above under "Board of Directors." Each standing committee has adopted a charter, which it reviews and assesses annually. Our Board of Directors has approved the charters of its committees. A copy of the charter of each standing committee is posted on our company's website at www.formfactor.com.

        Audit Committee.    The Audit Committee oversees our company's accounting and financial reporting processes and the audits of our financial statements, including oversight of our systems of internal controls and disclosure controls and procedures, compliance with legal and regulatory requirements, our internal audit function and the selection, compensation and evaluation of our independent registered public accounting firm.

        Audit Committee Membership.    The members of our Audit Committee are Messrs. Maier, Prestridge, Rogas, and Zellner. Mr. Zeller became the chairperson of this committee in May 2011, assuming the chairperson position from Mr. Maier. As reported in a Current Report on Form 8-K filed on February 7, 2012, Mr. Prestridge has decided not to stand for re-election at this year's Annual Meeting.

        Our Board of Directors has determined that each member of the Audit Committee is independent within the meaning of the rules of the Securities and Exchange Commission and the NASDAQ Stock Market, and is able to read and understand fundamental financial statements as contemplated by such rules. Our Board of Directors has also determined that Mr. Maier is an audit committee financial expert within the meaning of the rules of the Securities and Exchange Commission and is financially sophisticated within the meaning of the rules of the NASDAQ Stock Market.

        The Audit Committee met eight (8) times, including three (3) telephone conference meetings, during fiscal year 2011. During fiscal year 2011, All of the committee members attended all of the meetings of the Audit Committee during the period that such committee members served, with the exception of Mr. Maier, who was unable to attend one of the telephonic meetings due to a pre-existing conflict.

        Compensation Committee.    The Compensation Committee oversees our company's compensation and benefit plans, policies and programs, determines the compensation of our named executive officers and administers our equity plans. In addition, our Compensation Committee makes recommendations to the Board regarding appropriate compensation of our non-employee directors.

        Compensation Committee Membership.    The members of our Compensation Committee are Messrs. Everett, Maier and Rogas, with Mr. Rogas serving as the chairperson.

        Our Board of Directors has determined that each member of the Compensation Committee is independent within the meaning of the rules of the NASDAQ Stock Market, a non-employee director within the meaning of Section 16 of the Securities Exchange Act of 1934, and, except for Mr. Everett, is an outside director within the meaning of Section 162(m) of the Internal Revenue Code. The Compensation Committee met five (5) times, including two (2) telephone conference meetings, during fiscal year 2011. During fiscal year 2011, all of the committee members attended all of the meetings of the Compensation Committee during the period that such committee members served, with the exception of Mr. Everett, who was unable to attend one of the meetings due to a pre-existing conflict.

        Governance Committee.    The Governance Committee oversees our company's corporate governance practices, and our process for identifying, evaluating and recommending for nomination by our board of directors individuals for service on our board and its committees. In addition, the Governance Committee assesses the composition and performance of our board and our board committees.

        Governance Committee Membership.    The members of our Governance Committee are: Messrs. Everett, Prestridge, and DeLateur, with Mr. Prestridge serving as the chairperson. As previously reported in a Current Report on Form 8-K filed by the company in February 2012, Mr. Prestridge has decided not to stand for re-election at this year's Annual Meeting.

        Our Board of Directors has determined that each member of the Governance Committee is independent within the meaning of the rules of the NASDAQ Stock Market and a non-employee director within the meaning of Section 16 of the Securities Exchange Act of 1934. The Governance Committee met four (4) times during fiscal year 2011. During fiscal year 2011, all of the committee members attended all of the meetings of the Governance Committee.

        M&A Committee.    Until March 2011, our M&A Committee oversaw the review and assessment of potential acquisitions, strategic investments, divestitures and joint ventures by our company. The members of our M&A Committee in fiscal year 2011 were Messrs. Everett, Maier and Prestridge, with Mr. Everett serving as the chairperson. The M&A Committee did not meet during fiscal year 2011. The Board disbanded the M&A Committee in March 2011.

Director Compensation

        The form and amount of compensation paid to our independent directors for serving on our Board and its committees is designed to be competitive in light of industry practices and the obligations imposed by such service. In order to align the long-term interests of our directors with those of our stockholders, a portion of director compensation is provided in equity-based compensation. The value of total annualized compensation of our independent directors is targeted to be at approximately the median of our peer group of companies, which is described below under the "Compensation Discussion and Analysis" section in this Proxy Statement. The compensation practices of this peer group of companies were the benchmark used when considering the competitiveness of our independent director compensation in fiscal year 2011. The Compensation Committee's independent outside compensation consultant, Radford, an Aon Consulting Company, or Radford, collected and developed the competitive data and analyses for benchmarking independent director compensation.

        The following table presents the compensation paid to our independent directors for fiscal year 2011. Mr. St. Dennis was not considered an independent director of our company because he was an employee of our company. Compensation paid to Mr. St. Dennis for fiscal year 2011 is described under the "Compensation Discussion and Analysis" and "Executive Compensation and Related Information" sections below in this Proxy Statement. Mr. DeLateur was not considered an independent director of our company prior to May 16, 2011 because he served as CFO of the company for a portion of 2011. Under the rules of the NASDAQ Stock Market, a director is not considered independent while serving as an officer of the company. Following May 16, 2011, when Mr. Ludwig succeeded to the position of Chief Financial Officer of the company, the Board of Directors determined that Mr. DeLateur was "independent" under the applicable SEC and NASDAQ Stock Market rules. Compensation paid to Mr. DeLateur for his services as a member of the Board of Directors for fiscal year 2011 is described below. Compensation paid to Mr. DeLateur for his services as CFO of the company for fiscal year 2011 is described under the "Compensation Discussion and Analysis" and "Executive Compensation and Related Information" sections below in this Proxy Statement.

Name	Fees Earned or Paid in Cash ($)(7)	Option Awards ($)(2)(6)	Stock Awards ($)(1)(2)(6)	All Other Compensation ($)	Total ($)
Richard DeLateur(3)	26,827	24,739	115,338	-0-	166,904
G. Carl Everett, Jr.	76,000	-0-	57,144	-0-	133,144
Lothar Maier	59,750	-0-	57,144	-0-	116,894
James A. Prestridge(4)	61,000	-0-	57,144	-0-	118,144
Edward Rogas, Jr.	63,000	-0-	57,144	-0-	120,144
Michael W. Zeller(5)	46,500	24,360	112,998	-0-	183,858

(1)
The stock awards are restricted stock units that we awarded to our independent directors under our Equity Incentive Plan. The restricted stock units will settle in shares of our common stock on the earlier of: (i) the date on which the units are fully vested, or (ii) the date that the director's engagement with our company is terminated (or the first market trading day during an open trading window under our company's Statement of Policy regarding Insider Trading thereafter if the applicable date is not on a market trading day during an open trading window, but no later than March 15th of the year following the scheduled settlement date). The price at which we will settle the restricted stock units is the closing price of our company's common stock on the NASDAQ Global Market on the day of release.

(2)
The amounts shown reflect the aggregate grant date fair value of all awards granted in fiscal year 2011 for financial statement reporting purposes in accordance with FASB Topic ASC 718. Assumptions used in the calculation of these amounts are described in Note 11-Stock-based Compensation to our company's consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

(3)
Mr. DeLateur joined the Board of Directors effective May 16, 2011, and became a member of the Governance Committee effective with his attendance at the meeting of the committee on October 11, 2011.

(4)
As reported in a Current Report on Form 8-K, Mr. Prestridge has decided not to stand for re-election at this year's Annual Meeting.

(5)
Mr. Zellner joined the Board of Directors effective April 13, 2011 and became chairman of the Audit Committee of the Board of Directors effective as of May 19, 2011.

(6)
A summary of options and restricted stock units outstanding as of December 31, 2011 for each of our independent directors is as follows:

Name	Stock Options Outstanding (#)	Restricted Stock Units Outstanding (#)
Richard DeLateur(1)	6,000	12,000
G. Carl Everett, Jr.	155,000	16,000
Lothar Maier	22,726	6,000
James A. Prestridge	55,000	12,000
Edward Rogas, Jr.	6,000	12,000
Michael W. Zellner	6,000	12,000

(1)
Under the section 'Executive Compensation and Related Information' see the table 'Outstanding Equity Awards at Fiscal Year Ended December 31, 2011' for additional outstanding stock options and restricted stock units granted to Mr. DeLateur prior to his appointment to the Board of Directors.
(7)
Cash compensation for our independent directors is set forth in the following table:

Compensation Element	Fiscal Year 2011 Cash Compensation
Director Annual Retainer	$40,000
Chairperson Annual Retainer	$25,000 for Board chairperson
$22,000 for Audit Committee chairperson
$12,000 for Compensation Committee chairperson
$10,000 for all other committee chairpersons
Committee Member Retainer	$11,000 for Audit Committee member
$6,000 for Compensation Committee member
$5,000 for all other committee members

        Equity Compensation.    Each of our independent directors is eligible to receive equity awards under our Equity Incentive Plan. In fiscal year 2009, each new independent director was eligible to receive an initial award of 6,000 restricted stock units under the Equity Incentive Plan on the date the director joins our Board. Additionally, each re-elected independent director will receive an annual award of 6,000 restricted stock units under the Equity Incentive Plan immediately following the annual meeting of stockholders, which is subject to pro-ration if such director has not served as a director for the full 12 months since the preceding equity award to such director. The initial equity awards generally vest over a one-year period at a rate of 1/12th of the total shares granted at the end of each full succeeding month from the date of grant, subject to the director's continued service on our Board. All annual equity awards generally vest over a one-year period at a rate of 1/12th of the total shares granted at the end of each full succeeding month from the later of (i) the date of grant or (ii) the date when all outstanding equity awards and all outstanding shares issued upon exercise or conversion of any equity awards granted to the independent director prior to the grant of such succeeding award have fully vested, subject to the director's continued service on our Board.

        Effective December 9, 2009, each new independent director is eligible to receive an initial equity award consisting of (i) a stock option award to purchase up to 6,000 shares of our company stock and (ii) an award of 6,000 restricted stock units under the Equity Incentive Plan on the date the director joins our Board. This initial equity award generally vests over a three-year period in 36 equal monthly installments beginning with the first monthly award date anniversary, subject to the director's continued service on our Board. Additionally, each re-elected independent director will continue to be eligible to receive an annual award of 6,000 restricted stock units under the Equity Incentive Plan immediately following the annual meeting of stockholders with no pro-ration for less than twelve months of board service. The annual equity awards generally vest over a one-year period in 12 equal monthly installments beginning with the first monthly award date anniversary, subject to the director's continued service on our Board.

        Restricted stock units will be settled in shares of our common stock upon the earlier of: (i) the date on which the restricted stock units are fully vested, or (ii) the director's termination date. If either the date on which the restricted stock units are fully vested or the director's termination date is not a NASDAQ Global Market trading day during an open trading window under our company's Statement of Policy Regarding Insider Trading as then in effect, then the restricted stock units will be settled on the first NASDAQ Global Market trading day falling within an open trading window thereafter, but no later than March 15th of the year following the scheduled settlement date. In the event of our dissolution or liquidation or a change in control transaction, all equity awards granted to our independent directors will become fully vested prior to the consummation of the transaction at such times and on such conditions as the Compensation Committee will determine, and any equity awards that are stock options will expire if the directors do not exercise the awards, as applicable, within three months of the consummation of the transaction. Additionally, effective December 9, 2009, all stock options granted to our independent directors will vest an additional twelve months upon the independent director's death or disability.

        Our independent directors may elect to receive a restricted stock award or restricted stock unit under our Equity Incentive Plan in lieu of payment of a portion or all of his or her annual retainer based on the fair market value of our common stock on the date the annual retainer would otherwise be paid. The annual retainer consists of the director or chairperson annual retainer plus any additional retainer paid in connection with service on any committee of our Board or paid for any other reason. A director may make an election for any dollar or percentage amount equal to at least 25% of his or her annual retainer up to a maximum of 100%. A director must make the election in accordance with Section 409A of the Internal Revenue Code of 1986, as amended. Any amount of the director's annual retainer that is not elected to be received as a restricted stock award or restricted stock unit is payable in cash. As of the date of this Proxy Statement, none of our independent directors have elected to receive a restricted stock award or restricted stock unit under our Equity Incentive Plan in lieu of payment of a portion or all of his or her annual retainer.

        Other.    We reimburse all of our directors for travel, director continuing education programs and other business expenses incurred in connection with their services as a member of our company's Board and Board committees, and extend coverage to them under our company's travel accident and directors' and officers' indemnity insurance policies.

Compensation Committee Interlocks and Insider Participation

        Messrs. Everett, Maier and Rogas served as members of the Compensation Committee in fiscal year 2011. None of the members of our Compensation Committee has at any time since our incorporation been one of our officers or employees, except for Mr. Everett who served as our interim Chief Executive Officer from May 2010 to September 2010, and none of the members of our Compensation Committee has a relationship requiring disclosure under Item 404. None of our named executive officers serves or in the past has served as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving on our Board of Directors or our Compensation Committee.

Consideration of Director Nominees

        Our Board of Directors identifies, evaluates and nominates individuals for election as directors of our Board. The Board generally identifies nominees based upon recommendations by our directors and management. In addition, our Board also considers recommendations properly submitted by our stockholders. The Board of Directors may retain recruiting professionals to assist in the identification and evaluation of candidates for director nominees, and the company has, in the past, paid a third party to assist us in a director search process.

        In selecting director nominees, our Board of Directors considers candidates based on the need to satisfy the applicable rules and regulations of the SEC and the rules of the NASDAQ Stock Market, including the requirements for independent directors and an audit committee financial expert. Our Board also evaluates candidates by assessing a number of factors, including demonstrated outstanding achievement in the prospective board member's personal career, breadth of experience, soundness of judgment, ability to make independent, analytical inquiries, diversity of viewpoints and experience, and willingness to devote adequate time. The Board of Directors uses the same standards to evaluate nominees proposed by our directors and management and will use the same standards to evaluate nominees, if any, proposed by stockholders, but has no formal policy with respect to consideration of candidates recommended by stockholders.

        Stockholders can recommend qualified candidates for our Board of Directors by writing to our Corporate Secretary at FormFactor, Inc., 7005 Southfront Road, Livermore, California 94551. When making recommendations, a stockholder must submit recommendations for individuals that meet at least the criteria outlined above. Such recommendations should be accompanied by the information required by our bylaws and Regulation 14A under the Securities Exchange Act of 1934, as amended, which includes evidence of the nominating stockholder's ownership of FormFactor common stock, biographical information regarding the candidate, and the candidate's written consent to serve as a director if elected. We require that any such recommendations for inclusion in our proxy materials for our 2013 Annual Meeting of Stockholders be made no later than November 9, 2012 to ensure adequate time for meaningful consideration by our Governance Committee and our Board of Directors. See "Proposals for the 2013 Annual Meeting of Stockholders" for additional information regarding deadlines for submitting proposals. Properly submitted recommendations will be forwarded to our Board of Directors for review and consideration. The Board of Directors may consider in the future whether our company should adopt a more formal policy regarding stockholder nominations.

        After evaluating Messrs. DeLateur and Rogas, our Board of Directors approved the nomination of these current directors for election as Class III members to our Board at our Annual Meeting.

Corporate Codes and Policies

        We have adopted a Statement of Corporate Code of Business Conduct that applies to our directors, officers and employees, or Code of Business Conduct, and a Statement of Financial Code of Ethics that applies to our Chief Executive Officer, Chief Financial Officer and the employees in our finance department, or Code of Ethics. Our directors, officers and employees are also subject to our Statement of Policy Regarding Insider Trading, and our Statement of Policy Regarding Related Person Transactions. We provide training to our employees regarding our codes and various company policies, which all employees are required to complete. In addition, we have adopted a Statement of Policy Regarding Corporate Code Violations (Complaints, Concerns and Whistleblowers) that is designed to ensure that all of our directors, officers and employees observe high standards of personal and business ethics consistent with the Code of Business Conduct, the Code of Ethics and our other company policies, and to provide a forum to which our directors, officers and employees may report violations or suspected violations of our company policies without fear of harassment, retaliation or adverse employment consequences. In addition, we have adopted Corporate Governance Guidelines, which identify various corporate policies and practices we have implemented. Our policies and governance guidelines are posted on our website at www.formfactor.com.

 Stockholder Communications with our Board

        Our stockholders may communicate with our Board of Directors, or any of our individual directors, by submitting correspondence by mail to our Corporate Secretary at FormFactor, Inc., 7005 Southfront Road, Livermore, California 94551, or by e-mail at corporatesecretary@formfactor.com. Our Corporate Secretary or his designee will review such correspondence and provide such correspondence and/or summaries thereof, as appropriate, to our Board of Directors. Our company's acceptance and forwarding of communications to our Board does not imply that the company's directors owe or assume any fiduciary duties to persons submitting the communications. Our Corporate Secretary or his designee will handle correspondence relating to accounting, internal controls or auditing matters in accordance with our Statement of Policy Regarding Corporate Code Violations (Complaints, Concerns and Whistleblowers), which Statement is available on our company's website at www.formfactor.com. Our Governance Committee will periodically review our process for stockholders to communicate with our Board of Directors to ensure effective communications.

Board Attendance at Annual Meetings

        We encourage the members of our Board of Directors to attend our annual meeting of stockholders, either in person or telephonically. We do not have a formal policy regarding attendance of annual meetings by the members of our Board. We may consider in the future whether our company should adopt a more formal policy regarding director attendance at annual meetings. All of our directors serving at the time of our 2011 Annual Meeting of Stockholders attended that annual meeting either in person or telephonically.

PROPOSAL NO. 2

ADVISORY APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION

        We are requesting your advisory approval of the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the narrative discussion set forth on pages 39 to 55 of this Proxy Statement. This non-binding advisory vote is commonly referred to as a "say on pay" vote.

        In 2011, and consistent with our pay for performance philosophy, we did not pay any annual cash incentives for any named executive officer, and our total direct compensation (base salary, annual cash incentives and long term equity incentives) for each named executive officer was below the 50th percentile of our peer group. In addition, in 2012, we are introducing performance based RSU's for at least 50% of the number of awards granted to executives. Consistent with our broader growth objectives while conserving cash, our 2011 executive compensation program was designed to meet the following objectives:

  1.
  Minimizing cash compensation to the extent possible, such as by avoiding cash-consuming practices such as tax gross-ups, generous severance and retirement packages or guaranteed bonuses;

  2.
  Setting aggressive targets for cash incentive compensation to encourage performance; and

  3.
  Emphasizing equity compensation to align the interests of our named executive officers with those of our stockholders and incentivize them to work toward our turnaround.

        We encourage you to carefully review the "Compensation Discussion and Analysis" beginning on page 39 of this Proxy Statement for additional details on FormFactor's executive compensation, including FormFactor's compensation philosophy and objectives, as well as the processes our Compensation Committee used to determine the structure and amounts of the compensation of our named executive officers in fiscal year 2011.

        We are asking you to indicate your support for the compensation of our named executive officers as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking you to approve, on an advisory basis, "For" the following resolution at the Annual Meeting:

  "RESOLVED, that the compensation paid to FormFactor, Inc.'s named executive officers, as disclosed pursuant to the Securities and Exchange Commission's compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion set forth on pages 39 to 55 of this Proxy Statement, is hereby approved."

        While the results of this advisory approval are not binding, the Compensation Committee will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for named executive officers.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL
OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN
THIS PROXY STATEMENT.

PROPOSAL NO. 3

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE EQUITY INCENTIVE PLAN

General

        The company is requesting that you vote in favor of the amendment and restatement and continuation of the FormFactor Equity Incentive Plan, which makes shares of the company's Common Stock available for grant via stock options, restricted shares, stock units or stock appreciation rights. Under its terms, the Equity Incentive Plan will expire on April 18, 2012, the date of this year's Annual Meeting, if not renewed by you. The company is asking you to continue the Equity Incentive Plan for an additional ten year period. As proposed for approval, the Equity Incentive Plan will be amended and restated (a) to provide that it will expire on the date of the 2022 Annual Meeting (if not again renewed by you), (b) to fix the number of shares that may be newly granted under the Equity Incentive Plan to 7,400,000 (less any shares granted after February 28, 2012 and before the date of the 2012 Annual Meeting), and (c) to make other such changes as described herein. The Equity Incentive Plan, as amended and restated, is described below.

        The Equity Incentive Plan contains, among other changes, the following important compensation and governance best practices:

  1.
  The Equity Incentive Plan has a fixed life span with a fixed number of shares authorized. It is no longer an evergreen plan.

  2.
  Repricing and cash out of stock options is prohibited.

  3.
  Stock option grants must be made at not less than 100% of the fair market value on the date of grant.

  4.
  Stock option reloads are prohibited.

  5.
  No outside director may receive a grant exceeding 50,000 shares in any year.

  6.
  Liberal share recycling is prohibited.

        By making a significant portion of compensation contingent upon long-term positive share price performance, your interests are furthered. The Board of Directors strongly believes that this philosophy has served, and will continue to serve, the company well and that continuation of the Equity Incentive Plan is vital to the company's continued success.

        The continuation of the Equity Incentive Plan is dependent on your approval at the 2012 Annual Meeting.

        The following is a summary of the principal features of the Equity Incentive Plan. The Equity Incentive Plan, as amended and restated to (a) fix the authorized number of shares, (b) extend the expiration date, and (c) make other such changes as described herein, is attached as an appendix to this Proxy Statement and is available by written request to FormFactor's secretary at the company's primary executive offices in Livermore, California. As of February 27, 2012, the fair market value of a share of the company's common stock ("Share") was $5.09.

Share Reserve

        As proposed to be amended, the aggregate number of Shares available for initial issuance under the Equity Incentive Plan after April 18, 2012, the date of this year's Annual Meeting, will be fixed at 7,400,000 (less any number of shares granted after February 28, 2012 and before the date of the 2012 Annual Meeting). Additionally, Shares issued under the Equity Incentive Plan prior to this amendment and restatement that are forfeited or cancelled will again be available for grant hereunder. Further, Shares issued under the 1996 Stock Option Plan, Incentive Option Plan and Management Incentive

Option Plan (the "Prior Plans") that are forfeited or cancelled will again be available for grant hereunder. Shares issued as restricted shares, pursuant to stock units or pursuant to the settlement of dividend equivalents will count against the pool of Shares available for issuance as 1.55 Shares for every Share issued in connection with the restricted shares or stock unit. This should be sufficient Shares for another 3 years of grants.

        The following table includes information regarding outstanding equity awards and Shares available for future awards under the company's equity plans as of February 27, 2012 (and without giving effect to approval of the Amended Equity Incentive Plan under this Proposal 3):

Equity Incentive Plan(1)
Total shares underlying outstanding options	4,633,760
Weighted average exercise price of outstanding options	$13.05
Weighted average remaining contractual life of outstanding options	4.33 years
Total shares underlying outstanding unvested time-based RSUs	1,861,721
Total shares underlying outstanding unearned performance-based RSUs	-0-
Total shares currently available for grant	13,405,119
Total shares currently available for grant as full-value awards	13,405,119

(1)
Includes Prior Plan equity grants that are now, and may in the future be, under the Equity Incentive Plan.

        Broad-based equity compensation is an essential and long-standing element of the company's culture and success. It continues to be a critical element to attract and retain the most talented employees, officers and directors available to execute the company's long-term goals. We grant equity-based compensation to employees at all levels of the organization. As shown in the following table, the company's three-year average annual burn rate has been 5.91%, which is above the Institutional Shareholder Services ("ISS") burn rate threshold of 5.83% applied to our industry. The company commits to stockholders that the average annual grant rate for 2012-2014 (with a two-to-one conversion ratio for Shares issued as restricted shares or pursuant to stock units) will not exceed 5.83%.

Year	Options Granted	Time-Based RSUs Granted	ISS Multiplier	Total	Weighted Average Number of Common Shares Outstanding	Burn Rate = Total Granted / Common Shares Outstanding
2011	459,750	687,645	2.0	1,835,040	50,520,869	3.63%
2010	2,745,445	776,318	2.0	4,298,081	50,246,000	8.55%
2009	449,980	1,151,462	2.0	2,752,904	49,483,000	5.56%
Three-Year Average						5.91%

        If awards under the Equity Incentive Plan are forfeited or terminate before being exercised, then the Shares underlying those awards again become available for awards under the Equity Incentive Plan, which includes the number of additional Shares, if any, that counted against the Shares available for issuance under the Equity Incentive Plan pursuant to the applicable conversion rate used at the time of grant.

        No participant in the Equity Incentive Plan may be granted during any fiscal year awards covering in excess of 2,000,000 Shares. In addition, nonemployee directors may only be granted awards under the Equity Incentive Plan covering up to 50,000 Shares per fiscal year. Nonemployee directors may also elect to receive restricted shares or stock units in lieu of their annual cash retainer (including chair and committee member retainers) based on the fair market value of the Shares on the date the retainer would be paid.

        In the event of a subdivision of the outstanding Shares, a stock split or reverse stock split, a recapitalization, reorganization, merger liquidation, spin-off, exchange of shares or a similar occurrence, the Equity Incentive Plan administrator will, in its discretion, make appropriate adjustments to the number of Shares issuable under the Equity Incentive Plan (on both an aggregate and per-participant basis) and under each outstanding award. Appropriate adjustments will also be made to the exercise price of outstanding options and stock appreciation rights.

Administration

        The Compensation Committee administers the Equity Incentive Plan with respect to persons who are subject to Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") and awards intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code (the "Code"). The Compensation Committee has complete discretion, subject to the provisions of the Equity Incentive Plan, to authorize stock options, restricted shares, stock units and stock appreciation rights awards under the Equity Incentive Plan. The Compensation Committee has delegated, to our Chief Executive Officer and the company's Human Resources department, the responsibility of issuing equity grants to new hires based on a pre-approved schedule and grant guideline, however, notwithstanding the foregoing, only the Compensation Committee may grant and administer awards under the Equity Incentive Plan to nonemployee directors.

Eligibility and Types of Awards Under the Equity Incentive Plan

        The Equity Incentive Plan permits the granting of stock options, restricted shares, stock units and stock appreciation rights by the Equity Incentive Plan administrator. Stock appreciation rights may be awarded in combination with stock options and such award may provide that the stock appreciation rights will not be exercisable unless the related stock options are forfeited.

        Employees (including officers), consultants and directors of the company and its subsidiaries and affiliates will be eligible to participate in the Equity Incentive Plan. As of February 1, 2012, approximately 709 individuals (including 6 outside directors and 3 named executive officers) were eligible to participate in the Equity Incentive Plan.

Options

        The Equity Incentive Plan administrator may grant nonstatutory stock options or incentive stock options (which are entitled to favorable tax treatment) under the Equity Incentive Plan. The Equity Incentive Plan administrator may not grant stock options that automatically provide for the grant of new stock options upon their exercise. The number of Shares covered by each stock option granted to a participant is determined by the Equity Incentive Plan administrator.

        Unless otherwise provided, stock options become exercisable with respect to 25% of the Shares covered by the option on each of the first through fourth anniversaries of the date of grant, provided that the recipient's service has not terminated. The stock option exercise price is established by the Equity Incentive Plan administrator and must be at least 100% of the fair market value of the Share on the date of grant. Stock options expire ten years after the date of grant unless an earlier date is otherwise provided. Unless provided otherwise by the Equity Incentive Plan administrator or in an agreement, unvested stock options generally expire upon termination of the optionee's service with the company and vested stock options expire 3 months following such termination.

        The exercise price must be paid at the time the Shares are purchased. Consistent with applicable laws, regulations and rules, payment of the exercise price of a stock option may be made in cash,

(including by check, wire transfer or similar means), by surrendering or attesting to previously acquired Shares, or by other legal consideration.

Restricted Shares

        The Equity Incentive Plan administrator may award restricted shares with or without cash consideration paid to the company. A restricted share is company common stock that is subject to forfeiture. When the restricted shares award conditions are satisfied, then the participant is vested in the Shares and has complete ownership of the Shares. Unless otherwise provide, restricted shares vest with respect to 25% of the Shares covered by the grant on each of the first through fourth anniversaries of the date of grant, provided that the recipient's service has not terminated.

Stock Units

        The Equity Incentive Plan administrator may also award stock units without cash consideration paid to the company. A stock unit is a bookkeeping entry that represents a Share. A stock unit is similar to restricted shares in that the Equity Incentive Plan administrator may establish performance goals and/or other conditions that must be satisfied before the participant can receive any benefit from the stock unit. When the participant satisfies the conditions of the stock unit award, the company may pay the participant for the vested stock units with cash or Shares or any combination of both.

Stock Appreciation Rights

        Additionally, the Equity Incentive Plan administrator may grant stock appreciation rights. However, the Equity Incentive Plan administrator may not grant stock appreciation rights that automatically provide for the grant of new stock appreciation rights upon their exercise. The number of Shares covered by each stock appreciation right will be determined by the Equity Incentive Plan administrator. Upon exercise of a stock appreciation right, the participant will receive payment from the company in an amount determined by multiplying (a) the difference between (i) the fair market value of a Share on the date of exercise and (ii) the exercise price times (b) the number of Shares with respect to which the stock appreciation right is exercised. The exercise price of a stock appreciation right is established by the Equity Incentive Plan administrator and may not be less than 100% of the fair market value of a Share on the date of grant. Stock appreciation rights may be paid in cash or Shares or any combination of both, as determined by the Equity Incentive Plan administrator. Stock appreciation rights may be paid in cash or Share or any combination of both, as determined by the Equity Incentive Plan administrator. Stock appreciation rights vest on the same basis as stock options. Stock appreciation rights expire ten years after the date of grant unless otherwise provided. Unless provided otherwise by the Equity Incentive Plan administrator or in an agreement, unvested stock appreciation rights generally expire upon termination of the optionee's service with the company and vested stock appreciation rights expire 3 months following such termination.

        The company has never issued stock appreciation rights, and has no specific plans regarding their use in the future. However, in light of frequent changes in the accounting treatment of various equity incentives and the possibility of future accounting or tax changes, the company believes it is advantageous for it to have maximum flexibility in fashioning future equity compensation.

Performance Goals and Vesting

        Awards under the Equity Incentive Plan may be made subject to a performance condition in addition to time-vesting conditions. Performance conditions under the Equity Incentive Plan shall utilize one or more objective measurable performance goals as determined by the Equity Incentive Plan administrator based upon one or more factors, including, but not limited to: (i) operating income; (ii) earnings; (iii) economic value added, (iv) earnings before income taxes and amortization and/or earnings before income taxes and amortization growth; (v) cash flow; (vi) sales or revenue; (vii) expenses; (viii) profit margin; (ix) working capital; (x) return on equity or assets; (xi) EPS; (xii) stock price; (xiii) total stockholder return or total stockholder return growth; (xiv) price/earnings ratio; (xv) debt or debt-to-equity; (xvi) writeoffs; (xvii) cash; (xviii) assets; and/or (xix) liquidity, each with respect to the company and/or one or more of its operation units. Awards to Participants who are not subject to the limitations of Section 162(m) of the Code may be determined without regard to performance goals and may involve Equity Incentive Plan administrator discretion.

        The Plan has no early accelerated vesting provisions but the Compensation Committee can add accelerated vesting provisions in Award Agreements.

Amendment and Termination

        The Board of Directors or Compensation Committee may amend the Equity Incentive Plan at any time and for any reason, subject to any required stockholder approval. The Board of Directors or Compensation Committee may terminate the Equity Incentive Plan at any time and for any reason. The termination or amendment of the Equity Incentive Plan may not adversely affect any award previously made under the Equity Incentive Plan.

Equity Incentive Plan Benefits

        All awards are made at the discretion of the Equity Incentive Plan administrator. Therefore, the benefits and amounts that will be received or allocated under the Equity Incentive Plan are not determinable.

Federal Income Tax Consequences

        A recipient of a stock option or stock appreciation right will not have taxable income upon the grant of the option or stock appreciation right. For nonstatutory stock options and stock appreciation rights, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the Shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the Shares generally will be capital gain or loss.

        The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except possibly for purposes of the alternative minimum tax. Gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares transferred upon the exercise for the legally required period (currently two years from the date of grant and one year from the date of exercise). If the shares are not held for the legally required period, the participant will recognize ordinary income in the amount, if any, by which the lesser of the fair market value of such shares on the date of exercise or the amount realized from the sale or other disposition exceeds the option price.

        For awards of restricted shares, unless the participant elects to be taxed at the time of grant of the restricted shares, the participant will not have taxable income upon the receipt of the award, but upon vesting will recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any). Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

        A participant is not deemed to receive any taxable income at the time an award of stock units is granted, nor is the company entitled to a tax deduction at that time. When vested stock units and any dividend equivalents are settled and distributed, the participant is deemed to receive an amount of ordinary income equal to the amount of cash and/or the fair market value of shares received less the amount paid for such stock units (if any). This income is subject to withholding taxes for employees or former employees. The company is allowed a tax deduction in an amount equal to the ordinary income that the participant is deemed to receive.

        At the discretion of the Equity Incentive Plan administrator, the Equity Incentive Plan allows a participant to satisfy tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by electing to have shares withheld, and/or by delivering to us or attesting to already-owned shares of the company's common stock.

        The company will be entitled to a tax deduction in connection with an award under the Equity Incentive Plan only in an amount equal to the ordinary income realized by the participant and at the time the participant recognizes such income, and if applicable withholding requirements are met. In addition, Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to certain of the company's named executive officers. The general rule is that all annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the company can preserve the deductibility of certain compensation in excess of $1,000,000 if it complies with certain conditions imposed by the Code Section 162(m) rules (including the establishment of a maximum number of shares with respect to which awards may be granted to any one employee during one year) and if the material terms of such compensation are disclosed to and approved by the company's stockholders. We have structured the Equity Incentive Plan with the intention that compensation resulting from awards under the Equity Incentive Plan can qualify as "performance-based compensation" and, if so qualified, would be deductible. Such continued treatment is subject to, among other things, approval of the Equity Incentive Plan by the company's stockholders and accordingly we are seeking such approval.

Required Vote

        The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or by proxy at the Meeting and entitled to vote is required for approval of the proposal.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL
RELATING TO THE EQUITY INCENTIVE PLAN. PROXIES SOLICITED BY THE BOARD
WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY A CONTRARY CHOICE IN
THEIR PROXIES.

PROPOSAL NO. 4

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE EMPLOYEE STOCK PURCHASE PLAN

Introduction

        FormFactor is requesting that you approve the amendment and restatement of the FormFactor, Inc. Employee Stock Purchase Plan (the "Purchase Plan") which will otherwise expire on April 18, 2012. The amendment and restatement was approved by the Board of Directors, subject to stockholder approval. The approval of this amendment and restatement of the Purchase Plan will:

  •
  Eliminate the "evergreen" share replenishment feature and fix the maximum number of shares of common stock authorized for future issuance over the term of the Purchase Plan at 4,000,000 shares, less than 10% of FormFactor's outstanding shares, of which 1,037,380 are "new shares" and 2,962,620 are carryover shares from the Purchase Plan prior to this amendment.

  •
  Extend the term of the Purchase Plan from April 18, 2012 to the date of the company's Annual Meeting in 2022.

        The Purchase Plan offers eligible employees the opportunity to acquire a stock ownership interest in FormFactor through periodic payroll deductions that will be applied toward the purchase of FormFactor common stock at a discount from the then current market price. The primary purpose of the amendment and restatement is to extend the life of the Purchase Plan and ensure that FormFactor will have a sufficient reserve of common stock available under the Purchase Plan to provide eligible employees of FormFactor and its participating affiliates with the continuing opportunity to acquire a proprietary interest in FormFactor through participation in a payroll deduction-based employee stock purchase plan.

        The following is a summary of the principal features of the Purchase Plan, as amended and restated. This summary, however, does not purport to be a complete description of all the provisions of the Purchase Plan. The Purchase Plan, as amended and restated, is attached as an appendix to this Proxy Statement and is available by written request to FormFactor's secretary at the company's primary executive offices in Livermore, California.

Administration

        The Purchase Plan is currently administered by the Compensation Committee of the Board of Directors. Such committee, acting as Plan Administrator, has full authority to adopt administrative rules and procedures and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in plan administration are paid by FormFactor without charge to participants.

Securities Subject to the Employee Stock Plan

        Without giving effect to the 4,000,000 shares fixed for issuance for which stockholder approval is sought under this Proposal, 5,600,179 shares of common stock have been reserved for issuance under the Purchase Plan over the term of the Purchase Plan prior to this amendment and restatement. The shares may be made available from authorized but unissued shares of FormFactor's common stock. Any shares issued under the Purchase Plan will reduce, on a share-for-share basis, the number of shares available for subsequent issuance under the Purchase Plan. In the event of any change to FormFactor's outstanding common stock, such as a recapitalization, stock split or similar event, appropriate adjustments will be made to the Purchase Plan and to each outstanding purchase right.

        As of February 1, 2012, 2,637,559 shares of common stock had been issued under the Purchase Plan, and 4,000,000 shares would be available for future issuance, assuming approval of the 4,000,000 fixed share amount, which forms part of this Proposal. As of February 1, 2012, FormFactor estimates that approximately 709 employees, including three named executive officers, were eligible to participate in the Purchase Plan.

Eligibility and Participation

        Currently, any individual who is employed on a basis under which he or she is expected to work more than 20 hours per week for more than five (5) months per calendar year in the employ of FormFactor or any participating parent or subsidiary corporation (including any corporation, which subsequently becomes such at any time during the term of the Purchase Plan) is eligible to participate in the Purchase Plan. Effective upon stockholder approval, the 20 hours per week/five (5) months per calendar year no longer applies. Individuals employed outside the United States are subject to similar eligibility restrictions, unless prohibited by the laws of the jurisdiction in which they are employed. Employees (including employee directors and named executive officers) are eligible to participate in the Purchase Plan. Accordingly, each employee member of the Board of Directors, each named executive officer and each person who previously served as an named executive officer during 2011 and remains employed by FormFactor has an interest in Proposal No. 4.

        Eligible employees may join an offering period at the start of that offering period. Currently, offering periods start on the first day of February and August.

Purchase Periods and Purchase Dates

        Shares of common stock will be offered under the Purchase Plan through a series of offering periods, one with a twelve (12) month period commencing February 1 and ending on January 31 and one with a six (6) month period commencing on August 1 and ending on January 31. Each offering period consists of at least one or more successive six (6) month purchase periods. These purchase periods run from the first trading day of February until the last trading day of July each year and from the first trading day of August to the last trading day of January each year. Purchases currently occur on the last trading day of July and January each year.

Purchase Price

        The purchase price of the common stock acquired on each purchase date will be no less than 85% of the lower of (i) the closing selling price per share of common stock on the first market trading day of the offering period or (ii) the closing selling price per share of common stock on the last market trading day of the related six (6) month purchase period.

        The closing selling price of the common stock on any relevant date under the Purchase Plan will be deemed to be equal to the closing selling price per share on such date as reported on the NASDAQ Global Select Market. On February 1, 2012, the closing selling price per share of common stock determined on such basis was $5.27 per share.

Payroll Deductions and Stock Purchases

        Each participant may authorize periodic payroll deductions in any multiple of 1% of his or her eligible earnings up to a maximum of 15% of eligible earnings. The accumulated deductions will automatically be applied on each purchase date to the purchase of whole shares of common stock at the purchase price in effect for that purchase date. For purposes of the Purchase Plan, eligible earnings generally include base salary, bonuses, commissions and overtime pay.

 Special Limitations

        The Purchase Plan imposes certain limitations upon a participant's right to acquire common stock, including the following:

  •
  Purchase rights may not be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights) possessing 5% or more of the total combined voting power or value of all classes of stock of FormFactor or any of its affiliates.

  •
  A participant may not be granted rights to purchase more than $25,000 worth of common stock (valued at the time each purchase right is granted) for each calendar year in which such purchase rights are outstanding.

  •
  No participant may purchase more than 10,000 shares of common stock on any one purchase date.

Termination of Purchase Rights

        The participant may reduce or suspend contributions to the Purchase Plan at any time, but only once during each purchase period, and his or her accumulated payroll deductions will apply to the purchase of common stock on the next scheduled purchase date unless the participant withdraws from the Purchase Plan in which case his or her accumulated payroll deduction will be refunded without interest. The participant's purchase right will immediately terminate upon his or her cessation of employment for any reason. Any payroll deductions that the participant may have made for the purchase period in which such cessation of employment occurs will be refunded and will not be applied to the purchase of common stock.

Stockholder Rights

        No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the purchase date.

Assignability

        No purchase rights will be assignable or transferable by the participant, except by will or the laws of inheritance following a participant's death.

Corporate Transactions

        In the event FormFactor is acquired by merger or sale of all or substantially all of FormFactor's assets or 50% of its outstanding voting stock, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price will generally be equal to 85% of the lower of (i) the closing selling price per share of common stock on the first market trading day of the offering period in which such acquisition occurs or (ii) the closing selling price per share of common stock on the last market trading day immediately prior to the effective date of such acquisition.

Share Proration

        Should the total number of shares of common stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares available for issuance under the Purchase Plan at that time, then the Plan Administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the common stock allocated to such individual, will be refunded.

Amendment and Termination

        The Purchase Plan will terminate upon the earlier of (i) the date of the company's 2022 Annual Meeting, assuming approval of the extension of the term of the Purchase Plan or (ii) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights.

        The Board of Directors may at any time alter, suspend or discontinue the Purchase Plan. However, the Board of Directors may not, without stockholder approval, (i) increase the number of shares issuable under the Purchase Plan, or (ii) modify the requirements for eligibility to participate in the Purchase Plan.

U.S. Federal Income Tax Consequences

        The following is a summary of the principal United States Federal income taxation consequences to FormFactor and participants subject to U.S. taxation with respect to participation in the Purchase Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state, or foreign jurisdiction in which a participant may reside.

        The Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Code Section 423. Under such an arrangement, no taxable income will be recognized by a participant, and no deductions will be allowable to FormFactor, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until either there is a sale or other disposition of the shares acquired under the Plan or in the event the participant should die while still owning the purchased shares.

        If a participant sells or otherwise disposes of the purchased shares within two (2) years after his or her entry date into the offering period in which such shares were acquired or within one (1) year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the closing selling price of the shares on the purchase date exceeds the purchase price paid for those shares, and FormFactor will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant also will recognize a capital gain to the extent the amount realized upon the sale of the shares exceeds the sum of the aggregate purchase price for those shares and the ordinary income recognized in connection with their acquisition.

        If a participant sells or disposes of the purchased shares more than two (2) years after his or her entry date into the offering period in which the shares were acquired and more than one (1) year after the actual purchase date of those shares, the participant will recognize ordinary income in the year of sale or disposition equal to the lower of (i) the amount by which the closing selling price of the shares on the sale or disposition date exceeds the purchase price paid for those shares or (ii) 15% of the closing selling price of the shares on the first market trading day of the offering period under which the shares were purchased. Any additional gain upon the disposition will be taxed as a long-term capital gain. FormFactor will not be entitled to an income tax deduction with respect to such disposition.

        If a participant still owns the purchased shares at the time of death, his or her estate will recognize ordinary income in the year of death equal to the lower of (i) the amount by which the closing selling price of the shares on the date of death exceeds the purchase price or (ii) 15% of the closing selling price of the shares on the first market trading day of the offering period under which the shares were purchased.

 Non-U.S. Income Tax Consequences

        The income taxation consequences to participants and FormFactor (or its foreign subsidiaries) with respect to participation in the Purchase Plan vary by country. Generally, participants are subject to taxation at the time of purchase. The employee foreign subsidiary may be entitled to a deduction in the tax year in which the participant recognizes taxable income, provided the subsidiary reimburses FormFactor for the cost of the benefit conferred under the Purchase Plan.

Plan Benefits

        The table below shows, as to each of FormFactor's named executive officers named in the Summary Compensation Table of the Executive Compensation and Related Information section of this Proxy Statement and the various indicated groups, the aggregate number of shares of common stock purchased under the Purchase Plan since the plan's inception through February 1, 2012.

Aggregate Purchases under the Employee Stock Purchase Plan

Name and Position	Aggregate Number of Purchased Shares
Thomas St. Dennis—Chief Executive Officer	-0-
Michael M. Ludwig—Chief Financial Officer	7,021
Stuart L. Merkadeau—Senior Vice President, General Counsel and Secretary	14,959
All current named executive officers as a group (3 persons)	21,980
All current and former employees, excluding current named executive officers as a group	2,615,579

New Plan Benefits

        The benefits to be received by FormFactor's named executive officers, directors and employees as a result of the proposed amendment and restatement of the Purchase Plan are not determinable, since the amounts of future purchases by participants are based on elective participant contributions. No purchase rights have been granted, and no shares of common stock have been issued, with respect to the 4,000,000 share increase for which stockholder approval is sought under this Proposal.

Required Vote

        The affirmative vote of a majority of the shares of FormFactor's common stock present or represented by proxy and voting at the annual meeting is required for approval of this Proposal. If you own shares through a bank, broker, or other holder of record you must instruct your bank, broker or other holder of record how to vote in order for your vote to be counted on this proposal. Should such stockholder approval not be obtained, then the fixed share amount will not be implemented and the term of the Purchase Plan will not be extended. However, the Purchase Plan will continue to remain in effect until the earlier (i) the date the remaining share reserve under the Purchase Plan is issued or (ii) April 18, 2012.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL
OF THE AMENDMENT AND RESTATEMENT OF THE PURCHASE PLAN.

 PROPOSAL NO. 5

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR
FISCAL YEAR 2012

        The fifth proposal is to ratify the selection of PricewaterhouseCoopers LLP as FormFactor's independent registered public accounting firm for fiscal year 2012. The Audit Committee of our Board of Directors has appointed PricewaterhouseCoopers LLP as the independent registered public accounting firm to perform the audit of our financial statements for fiscal year 2012, and our stockholders are being asked to ratify such selection. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

        Ratification by our stockholders of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by applicable law, our certificate of incorporation, our bylaws or otherwise. However, our Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify this selection, our Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the selection of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company and stockholders.

Our Board of Directors recommends a vote FOR the ratification of the selection of
PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2012.

Principal Auditor Fees and Services

        The following is a summary of fees for professional services rendered to our company by PricewaterhouseCoopers LLP, our independent registered public accounting firm, related to fiscal years 2011 and 2010.

	2011	2010
Audit Fees	$835,900	$1,069,000
Audit-Related Fees	—	327,250
Tax Fees	93,500	123,225
All Other Fees	—	—

Total	$929,400	$1,519,475

        Audit Fees.    Consists of fees billed for professional services rendered for the audit of our annual consolidated financial statements for fiscal years 2011 and 2010, the audit of the effectiveness of our internal control over financial reporting, and the review of our consolidated financial statements included in our Form 10-Q quarterly reports for fiscal years 2011 and 2010. Audit fees also include services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

        Audit-Related Fees.    Consists of fees billed for assurance and related services that are traditionally performed by the independent registered public accountant and are not reported under "Audit Fees." For fiscal year 2010, such fees included fees for services in connection with the financial diligence related to a potential acquisition that was not consummated.

        Tax Fees.    Consists of fees billed for professional services for tax compliance, tax preparation, tax advice and tax planning. These services consist of assistance regarding federal, state and international tax compliance, assistance with the preparation of various tax returns, research and design tax study and international compliance.

        All Other Fees.    Consists of fees for products and services other than the services reported above. There were no other fees paid to PricewaterhouseCoopers LLP in fiscal year 2011 or fiscal year 2010.

Pre-Approval of Audit and Non-Audit Services of Auditor

        Our Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to our Audit Committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our Audit Committee may also pre-approve particular services on a case-by-case basis. All of the services described above with respect to audit fees, audit-related fees and tax fees were pre-approved by our Audit Committee pursuant to its pre-approval policy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

Beneficial Ownership of our Securities

        The following table presents information regarding the beneficial ownership of our common stock as of February 27, 2012 for:

  •
  each person or entity known by us to own beneficially more than 5% of our common stock;

  •
  each of our directors;

  •
  each of our named executive officers; and

  •
  all of our directors and executive officers as a group.

        The percentage of beneficial ownership for the following table is based on 49,609,921 shares of our common stock outstanding as of February 27, 2012. Beneficial ownership is determined under the rules and regulations of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60 days of February 27, 2012 through the exercise of any option, unit or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules and regulations of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has exercised options, units or other rights into shares of our common stock.

        To our knowledge, except under community property laws or as otherwise noted, the persons named in the table below have sole voting and sole investment power with respect to all equity beneficially owned. Unless otherwise indicated, each director, officer and 5% stockholder listed below maintains a mailing address of c/o FormFactor, Inc., 7005 Southfront Road, Livermore, California 94551.

Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
PRIMECAP Management Company(1)	7,589,968	15.30%
Vanguard Horizon Funds—Vanguard Capital Opportunity Fund(2)	5,769,300	11.63%
BlackRock, Inc.(3)	2,750,208	5.54%
The Vanguard Group, Inc.(4)	2,723,223	5.49%
Thomas St. Dennis(7)	187,573	*
Michael M. Ludwig(11)	47,419	*
Stuart L. Merkadeau(6)	398,999	*
G. Carl Everett, Jr.(8)	171,120	*
Richard DeLateur(9)	166,840	*
James A. Prestridge(10)	106,248	*
Lothar Maier(12)	46,226	*
Edward Rogas, Jr.(13)	13,500	*
Michael W. Zellner(14)	9,500	*
All directors and executive officers as a group (9 persons)(15)	1,147,425	2.27%

*
Represents beneficial ownership of less than 1%.

(1)
As reported in Amendment No. 7 to the Schedule 13G of PRIMECAP Management Company reflecting beneficial ownership as of December 31, 2011, which was filed on February 13, 2012 with the Securities and Exchange Commission. The address of PRIMECAP Management Company is 225 South Lake Avenue, #400, Pasadena, California 91101.

(2)
As reported in Amendment No. 6 to the Schedule 13G of Vanguard Horizon Funds—Vanguard Capital Opportunity Fund reflecting beneficial ownership as of December 31, 2011, which was filed on January 26, 2012 with the Securities and Exchange Commission. The address of Vanguard Horizon Funds—Vanguard Capital Opportunity Fund is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(3)
As reported in Amendment No. 2 to the Schedule 13G of BlackRock, Inc. reflecting beneficial ownership as of December 31, 2011, which was filed on February 13, 2012 with the Securities and Exchange Commission. The address of BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022.

(4)
As reported in the Schedule 13G of The Vanguard Group, Inc. reflecting beneficial ownership as of December 31, 2011, which was filed on February 10, 2012 with the Securities and Exchange Commission. The address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania, 19355.

(5)
As reported in Amendment No. 1 to the Schedule 13G of Capital Research Global Investors reflecting beneficial ownership as of December 31, 2011, which was filed on January 9, 2012 with the Securities and Exchange Commission. The address of Capital Research Global Investors is 333 South Hope Street, Los Angeles, California 90071.

(6)
Represents 10,225 shares held by the Stuart L. Merkadeau and Lisa A. Merkadeau Living Trust, 23,574 shares held directly by Mr. Merkadeau, and 365,200 shares issuable upon exercise of options, all of which shares will be vested within 60 days of February 27, 2012.

(7)
Represents 9,448 shares held directly by Mr. St. Dennis and 178,125 shares issuable upon exercise of options, all of which shares will be vested within 60 days of February 27, 2012.

(8)
Represents 39,094 shares held by the Everett Family Revocable Trust, 126,526 shares issuable upon exercise of options, and 5,500 units convertible to common stock, all of which shares and units will be vested within 60 days of February 27, 2012.

(9)
Represents 13,936 shares held directly by Mr. DeLateur, 145,571 shares issuable upon exercise of options, and 7,333 units convertible to common stock, all of which shares and units will be vested within 60 days of February 27, 2012.

(10)
Represents 39,748 shares held by the Prestridge Family Trust, 55,000 shares issuable upon exercise of options, and 11,500 units convertible to common stock, all of which shares and units will be vested within 60 days of February 27, 2012.

(11)
Represents 24,366 shares held directly by Mr. Ludwig and 23,053 shares issuable upon exercise of options, all of which shares will be vested within 60 days of February 27, 2012.

(12)
Represents 12,000 shares held by the Maier Family Revocable Trust, 6,000 shares held directly by Mr. Meier, 22,726 shares issuable upon exercise of options, and 5,500 units convertible to common stock, all of which shares and units will be vested within 60 days of February 27, 2012.

(13)
Represents 2,000 shares held directly by Mr. Rogas, 3,000 shares issuable upon exercise of options, and 8,500 units convertible to common stock, all of which shares and units will be vested within 60 days of February 27, 2012.

(14)
Mr. Zellner does not directly hold any shares of our common stock. 2,000 shares are issuable upon exercise of options and 7,500 units are convertible to common stock, all of which shares and units will be vested within 60 days of February 27, 2012.

(15)
Represents 180,391 shares held directly or in trust by the company's directors and executive officers as a group, 921,201 shares issuable upon exercise of options, and 45,833 units convertible into common stock, all of which shares and units will be vested and exercisable within 60 days of February 27, 2012.

Equity Compensation Plans

        The following table sets forth certain information, as of December 31, 2011, concerning securities authorized for issuance under all equity compensation plans of our company:

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity Compensation plans approved by our stockholders(1)(2)	5,926,325	(3)	$13.11	(4)	14,341,195	(5)
Equity compensation plans not approved by our stockholders	-0-		-0-		-0-

Total:	5,926,325		$13.11		14,341,195

(1)
Includes our 2002 Equity Incentive Plan, 2002 Employee Stock Purchase Plan, Incentive Option Plan, Management Incentive Option Plan, and the 1996 Stock Option Plan. Since the effectiveness of our 2002 Equity Incentive Plan in connection with our initial public offering, we only grant awards under our 2002 Equity Incentive Plan.

(2)
Our 2002 Equity Incentive Plan and our 2002 Employee Stock Purchase Plan provide that on each January 1, the number of shares available for issuance under such plans shall increase by an amount equal to 5% of our total outstanding shares as of December 31st of the prior year for the Equity Incentive Plan and 1% of our total outstanding shares as of December 31st of the prior year for the Employee Stock Purchase Plan.

(3)
Represents 4,619,022 shares subject to outstanding options and 1,307,303 shares subject to outstanding restricted stock units. Excludes securities that may be issued under our 2002 Employee Stock Purchase Plan.

(4)
Excludes outstanding restricted stock units, which do not have an exercise price.

(5)
Represents, as of December 31, 2011, 11,578,098 shares of our common stock reserved for future issuance under our 2002 Equity Incentive Plan and 2,763,097 shares of our common stock reserved for future issuance under our 2002 Employee Stock Purchase.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees FormFactor's accounting and financial reporting processes on behalf of our Board of Directors. FormFactor's management has primary responsibility for the preparation and integrity of our company's consolidated financial statements, for implementing systems of internal control over financial reporting and for other financial reporting-related functions. The company's independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for performing an independent audit of FormFactor's consolidated financial statements, expressing an opinion, based upon its audit, as to the conformity of such financial statements with generally accepted accounting principles in the United States and attesting to the effectiveness of FormFactor's internal control over financial reporting.

        In discharging its oversight responsibility, the Audit Committee has reviewed and discussed, with our management and PricewaterhouseCoopers LLP, the audited consolidated financial statements of FormFactor as of and for the year ended December 31, 2011, including a discussion of the quality of FormFactor's financial reporting and internal control over financial reporting, as well as the selection, application and disclosure of critical accounting policies. In addition, the Audit Committee has reviewed and discussed the reports of FormFactor's internal audit function and the performance of the internal audit function during fiscal year 2011.

        The Audit Committee has discussed with PricewaterhouseCoopers LLP, with and without the company's management present, the matters required to be discussed by Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, including the judgment of PricewaterhouseCoopers LLP as to the quality of our company's financial reporting, effectiveness of internal control over financial reporting and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee also discussed with PricewaterhouseCoopers LLP the remediated material weakness regarding the failure to maintain effective controls over the valuation of inventory and the related cost of revenues accounts, which was previously identified in our company's internal control over financial reporting, and the remediation steps our company's management took to address the material weakness.

        The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with PricewaterhouseCoopers LLP the independent accountant's independence.

        Based on the above-mentioned reviews and discussions, the Audit Committee has recommended to our Board of Directors that FormFactor's consolidated financial statements as of and for the year ended December 31, 2011 be included in the company's Annual Report on Form 10-K for the year ended December 31, 2011.

Submitted by the Audit Committee

Michael W. Zellner, Chairperson
Lothar Maier
James A. Prestridge
Edward Rogas, Jr.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

        This compensation discussion and analysis describes and analyzes FormFactor's compensation program for its named executive officers. FormFactor's named executive officers for fiscal year 2011 include our Chief Executive Officer or CEO, Chief Financial Officer or CFO, our one other executive officer (other than the Chief Executive Officer and the Chief Financial Officer) and our former Chief Financial Officer who served during fiscal year 2011.

Executive Summary

Compensation Governance

  •
  Perquisites.  There were no special benefits, perquisites or tax gross-ups for our named executive officers.

  •
  Independence.  The Compensation Committee is comprised solely of independent directors. Additionally, the Compensation Committee's independent compensation consultant is retained directly by the Compensation Committee and performs no other services for our company's management.

  •
  Stock Ownership Guidelines have been adopted for our named executive officers and directors.

  •
  Hedging.  Our insider trading policy prohibits hedging of company stock or the use of company stock as collateral of any loan.

  •
  Clawback Policy.  The Compensation Committee has approved a clawback policy that will comply with the applicable sections of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

  •
  Repricing.  Our Equity Incentive Plan has been amended to prohibit repricings without the approval of stockholders.

  •
  Risk Analysis.  Executive compensation programs are structured to avoid inappropriate risk taking by our executives by having the appropriate pay philosophy, peer group and market positioning to support reasonable business objectives. As a result, the Compensation Committee has concluded that the risks arising from our company's employee compensation program are reasonable, in the best interest of our stockholders, and not likely to have a material adverse effect on our company.

        Executive Compensation Philosophy.    The Compensation Committee of our Board of Directors oversees our company's executive compensation program and ensures that our named executive officers are compensated in a manner consistent with our business strategy, competitive market practice, sound corporate governance principles and stockholder interests. The core of our executive compensation philosophy is to pay-for-performance.

        In determining executive compensation for fiscal year 2011, the Compensation Committee considered the overwhelming stockholder support that the "Say on Pay" proposal received at our May 19, 2011 annual meeting of stockholders. As a result the Compensation Committee continued to apply the same effective principles and philosophy it had used in previous years in determining executive compensation and will continue to consider stockholder concerns and feedback in the future.

  •
  Elements of Executive Compensation.  The three major elements of our executive compensation program for fiscal year 2011 were:

  •
  base salary targeted at approximately the median—60th percentile of our peer companies;

    •
    semi-annual performance-based cash incentive award target levels are such that target total cash compensation is targeted between the 60th - 75th percentiles of our peer companies, based on performance; and

    •
    long-term, performance-based equity incentive awards targeted between the median and 75th percentile of our peer companies, based on performance.

        Fiscal Year 2011 Performance and Executive Compensation.    During fiscal year 2011, we saw revenue decline from fiscal year 2010. Revenue for fiscal year 2011 was $169.3 million, down 10% from $188.6 million in fiscal year 2010. This decline in revenue is attributable to deteriorating conditions in the DRAM industry. However, due to improvement in execution and operations, net loss on a GAAP basis for fiscal year 2011 was down to $66 million compared to a net loss for fiscal year 2010 of $188.3 million. In addition, the new management team continues to lead the company to develop new products, improve business execution and focus on achieving profitable growth.

        Based on the above performance, it was determined that no cash incentive awards should be paid and no base salary increases should be provided to our named executive officers, except in connection with Mr. Ludwig's promotion to Chief Financial Officer. Due to no cash incentives being paid, our actual total cash was at the 25th percentile compared to the market consistent with the company's focus on rewarding for performance that delivers value to our stockholders. In addition, our total direct compensation (base salary, annual cash incentives and long term equity incentives) for each named executive officer was below the 50th percentile of our peer group

        Executive compensation decisions and other details are discussed below in this compensation discussion and analysis.

Compensation Philosophy and Framework

  Compensation Objectives

        We are committed to a compensation philosophy that is market-competitive and ensures that our named executive officers and other employees share in our company's success. Our executive compensation plans, policies and programs are designed to achieve three primary objectives:

  •
  Attract, retain and motivate highly skilled individuals based upon their contribution to the success of our company, and that of our stockholders,

  •
  Drive outstanding achievement of business objectives and reinforce our company's strong pay-for-performance culture, and

  •
  Align our named executive officers' interests and value creation opportunities with the long-term interests and value creation opportunities of our stockholders.

  Target Pay Position/Mix of Pay

        Our compensation program is comprised of a combination of base salary, semi-annual variable pay-for-performance cash incentive payments, and long-term equity grants. Each of these components is discussed in greater detail below under "Compensation Decisions." We target our pay, both for the individual components and in the aggregate, to be competitive with the practices of our peer companies. Our strategy has been to examine peer group compensation practices, and with an understanding of those practices, create a highly leveraged, variable compensation opportunity for our named executive officers. The Compensation Committee believes this approach best supports the pay-for-performance culture, and in turn, the creation of stockholder value. Our emphasis on variable, or at-risk, compensation ensures that our named executive officers, absent retention needs, receive target or above-target compensation only to the extent that our company's performance goals have been achieved or exceeded.

  Compensation Benchmarking

        The Compensation Committee examines the compensation practices of a peer group of companies, supplemented by various survey data, to assess the competitiveness of all elements of our executive officer compensation programs. In January 2010, the Compensation Committee, with the assistance of its independent compensation consultant, Radford, an Aon Hewitt Company, completed its annual review of our peer group. Based on the Compensation Committee's review and advice of Radford, our updated "core" peer group for fiscal years 2010 and 2011 consisted of 14 companies for purposes of determining the competitiveness of our named executive officer compensation in 2010 and 2011.

        The 2010 peer companies were selected using the Global Industry Classification Standard codes and the objective criteria shown in the table below:

Global Industry Classification Standard Code	Trailing 12-Months Revenue Range	Market Capitalization Range
Semiconductor—45301020 and Semiconductor equipment—45301010	$150 million - $500 million	$300 million - $2 billion

        The companies that were part of our "core" peer group for 2010 and 2011 include:

ATMI, Inc.	Emcore	Silicon Laboratories Inc.
Brooks Automation, Inc.	FEI Company	Tessera Technologies, Inc.
Cabot Microelectronics	Intersil Corporation	Varian Semiconductor
Cohu, Inc.	Microsemi Corporation	Verigy Ltd.
Cymer Corporation	OmniVision Technologies, Inc.

        In January 2012, Radford recommended to the Compensation Committee the following changes in the peer group selection criteria:

  •
  Industry Focus—to expand from semiconductor companies to include broader technology companies with similarly complex business models;

  •
  Revenue—to move from revenues under $500 million (with the exception of key competitors) to revenues between $150 million and $700 million; and

  •
  Market Capitalization—to move from market capitalization between $300 million and $2 billion to market capitalization under $1.5 billion.

Based on the selection criteria, the Compensation Committee approved the following changes to the peer group for fiscal year 2012, as follows:

Updated Peer Group

Axcelis Technologies*
ATMI
Brooks Automation
Cabot Microelectronics
Cohu
Cymer
Entegris*
Electro Scientific Industries*
Emcore
LTX-Credence*
Nanometrics*
Photronics*
Rudolph Technologies*
Tessera Technologies

*
New companies in the Updated Peer Group.

Compensation Decisions

        The Compensation Committee retains all rights to determine all matters of executive compensation and benefits, but has delegated, to our Chief Executive Officer and the company's Human Resources department, the responsibility of issuing equity grants to new hires based on a pre-approved schedule and grant guideline.

        The independent compensation consultant hired by the Compensation Committee, Radford, is retained directly by the Compensation Committee and currently serves as its independent compensation consultant. Radford worked directly with the Compensation Committee, and not on behalf of our company's management, to provide advice and recommendations on competitive market practices and specific compensation decisions. In 2011, Radford did not provide our company's management with any services.

Compensation Components

  Base Salary

        Base salaries are designed to provide market-competitive, fixed compensation, which allows us to attract and retain the highly skilled executive officers required to drive business results and stockholder value.

        The Compensation Committee typically reviews base salary rates for our named executive officers annually. Salary rates and any annual adjustments are determined by the Committee based on a number of factors, including level of responsibility, expertise, and experience of the individual, internal equity, individual and company performance, competitive conditions in the industry, and salary norms for individuals in comparable positions at comparable companies. Base salaries are targeted to be at approximately the median—60th percentile of our peer group although actual salary levels range from the 25th to 75th percentile. The Committee also considers recommendations made by our Chief Executive Officer regarding salary rate adjustments for his direct reports. Discussions regarding the compensation of each named executive officer, including our Chief Executive Officer, are held outside of his presence.

        For our named executive officers, excluding our CFO, base salaries remained unchanged in fiscal year 2011 compared to base salary amounts in fiscal year 2010. Mr. Ludwig, our CFO, received an increase in his base salary upon being promoted to the position of CFO and taking on additional responsibility in the company. The base salaries for our named executive officers in fiscal year 2011 were as follows:

Named Executive Officer	Position	Annual Base Salary
Thomas St. Dennis	Chief Executive Officer	$480,000
Michael Ludwig(1)	Chief Financial Officer	$300,000
Stuart L. Merkadeau	Senior Vice President, General Counsel and Secretary	$280,000
Richard DeLateur(2)	Former Chief Financial Officer	$355,000

(1)
Mr. Ludwig was appointed CFO of the company in May 2011.

(2)
Mr. DeLateur resigned as CFO of the company in May 2011. Mr. DeLateur currently serves as a nonemployee director.

  Bonus

        We provide a semi-annual bonus opportunity through our company's Employee Incentive Plan which awards cash bonuses to our named executive officers and other employees based upon the achievement of corporate and individual performance objectives. Bonus target levels are established so that target total cash compensation ranges from the 60th percentile to the 75th percentile if we achieve the performance goals. If not, as was the cash in 2011, we did not achieve our cash flow objective under the plan, therefore no bonuses were paid. This resulted in actual total cash was at the 25th percentile consistent with our pay-for-performance culture.

        For fiscal year 2011, the target award established for each of the named executive officers was set between 80% and 90% of the named executive officer's annual base salary, except for the Chief Executive Officer whose target award was set at 100% of his annual base salary.

  Equity

        Our Equity Incentive Plan authorizes the award of stock options, restricted stock and restricted stock units to our named executive officers. Equity awards to our officers are made at the discretion of the Compensation Committee in accordance with the Equity Incentive Plan and our company's equity grant guidelines. Compensation tied to the performance of our company's common stock is used to reward performance and contributions to our company, as well as for retention purposes.

        The Compensation Committee believes that equity compensation is a very important component of our pay-for-performance compensation philosophy, and is an effective way to align compensation for named executive officers over a multi-year period directly with the interests of our company's stockholders by motivating and rewarding creation and preservation of stockholder value.

  Annual Equity Awards

        The 2011 annual equity grants to our named executive officers were made at or below the 50th percentile of our 2011 peer group. Subject to the officer's continued service with our company, the annually awarded stock options and restricted stock units will vest 25% each year over four years. Our named executive officers and other employees receive value from stock options only to the extent that our company's stock price, and therefore, stockholder value, increases above the stock grant price. Restricted stock units are impacted by all stock price changes, so the value to named executive officers and other employees is affected by both increases and decreases in stock price. In April 2011, the

Compensation Committee made the following annual equity awards to our named executive officers as set forth in the table below:

Named Executive Officer	2011 Annual Stock Option Awards (#)	2011 Annual Restricted Stock Unit Awards (#)
Thomas St. Dennis	150,000	20,000
Michael Ludwig	75,000	30,000
Stuart L. Merkadeau	-0-	20,000

        See the table entitled "Grants of Plan-Based Awards—Fiscal Year 2011" under "Executive Compensation and Related Information" in this Proxy Statement for additional information regarding equity awards to our named executive officers in fiscal year 2011.

        The Compensation Committee also desires to create the appropriate balance between equity-based executive pay and stockholder concerns about stock usage and dilution. Accordingly, the burn rate during fiscal year 2011 (3.63%) was much less than fiscal year 2010 (8.55%) because of our management reorganization and our hiring a new Chief Executive Officer and Chief Financial Officer in fiscal year 2010. In January 2012, the Compensation Committee met and approved a burn rate for fiscal year 2012 and the company has committed to stockholders that the average annual burn rate for 2012-2014 will not exceed the Institutional Shareholder Services' burn rate threshold of 5.83 (with a two-to-one conversion ratio for Shares issued as restricted shares or pursuant to stock units). Please also refer to Proposal No. 3 in this Proxy Statement in connection with the proposed amendment and restatement of the company's Equity Incentive Plan.

        Equity awards to our named executive officers are generally made on an annual basis, along with the annual equity awards made to other employees of our company. All annual grants are made at a regularly scheduled meeting of the Compensation Committee under our guidelines for equity awards and during an open trading window under our company's insider trading policy.

Stock Ownership Guidelines

        We have stock ownership guidelines for our executive officers and members of our Board of Directors, which are set forth in our company's Governance Guidelines. Our Corporate Governance Guidelines state that (i) each independent director should hold at least the greater of (a) 5,000 shares or (b) shares equal in value to three times the annual cash retainer for service as a director; (ii) the chief executive officer of the company shall hold at least the greater of (a) 10,000 shares or (b) shares equal in value to three times the chief executive officer's annual base salary; and (iii) each "executive officer" other than the chief executive officer of the company (as determined by the Board) should hold at least the greater of (a) 10,000 shares or (b) shares equal in value to two times the executive officer's annual base salary. Shares counted for this purpose shall include shares owned by the director or executive officer, shares owned jointly with, or separately by spouse and/or minor children, including shares held in trusts, and vested, unreleased restricted stock units. Beginning April 2011, members of the Board and executive officers will have five (5) years to meet these ownership guidelines. Going forward, new Board members will have five (5) years and new executive officers will have five (5) years from the time they become executive officers to meet the ownership guidelines. In the event the requisite number of shares is increased by the Board after April 2011, Board members and executive officers, as applicable, will have the later of three years from the time of the increase, or five years from April 2011, to acquire any additional shares needed to meet such revised guidelines.

        Currently, none of our named executive officers are compliant with these stock ownership guidelines.

 Clawback Policy

        In March 2011, we adopted a clawback policy which requires that in the event our company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, the Compensation Committee will seek to recover from any current or former executive officer any incentive-based compensation for the three year period preceding the date on which an accounting restatement is required, based on erroneous data, in excess of what would have been paid to the executive officer under the accounting restatement.

Change of Control Benefits

        In January 2011, we renewed our change of control severance agreements with our executive officers, which agreements are described in this Proxy Statement under "Executive Compensation and Related Information—Change of Control, Severance, Separation and Indemnification Agreements." The Compensation Committee believes that these agreements protect the interests of our stockholders by providing a framework for avoiding the distraction and loss of key management personnel that may occur in connection with rumored or actual fundamental corporate changes. The uncertainty about future status of employment among management that can arise in the face of a potential change of control could result in the untimely departure or distraction of key officers. Change of control agreements provide support to officers to remain with our company despite uncertainties while a change of control is under consideration or pending and the Compensation Committee believes that the potential benefits under these agreements are reasonable and comparable to competitive agreements offered by our peer companies to their senior executives. Benefits are only provided to the executive in the event that the executive is terminated following a change of control and the executive's position is eliminated or there is a material change in the terms and conditions of this "double trigger". The agreements do not include a gross up for excise tax under Internal Revenue Code section 280G.

        Under our Employee Incentive Plan, which provides for performance bonuses to our executive officers, if a change in control of our company occurs, all bonus awards will be deemed to have been earned at 100% of the bonus target percentage for the current plan measurement period (and for the subsequent consecutive measurement periods if they fall within the same fiscal year) and will be paid to the participants at that time.

Other Benefits and Perquisites

        Our named executive officers participate in various employee benefit plans, including health, dental and vision care plans, life insurance and our company's 401(k) and stock purchase plans same as our other employees.

Tax Considerations

        Section 162(m) of the Internal Revenue Code of 1986, as amended, establishes a limitation on the deductibility of compensation payable in any particular tax year to our Chief Executive Officer and the three other most highly compensated officers of our company excluding our Chief Financial Officer. Section 162(m) of the Code generally provides that publicly-held companies cannot deduct compensation paid to its top officers to the extent that such compensation exceeds $1 million per officer. Compensation that is "performance-based" compensation within the meaning of the Code is exempted from the $1 million deduction limit.

        While the Compensation Committee attempts to maximize the deductibility of compensation paid to our Chief Executive Officer and the other most highly compensated officers excluding our Chief Financial Officer, the Committee retains the discretion and flexibility necessary to provide total compensation in line with competitive practice, our compensation philosophy and the interests of our stockholders. Accordingly, from time to time, the Compensation Committee may approve, and our company may pay, compensation to our named executive officers that is not fully deductible under Section 162(m). For example, our Employee Incentive Plan does not meet the requirements for a "performance-based plan" under Section 162(m), and so if cash compensation for a covered executive officer exceeds $1 million, the excess would not be deductible. In addition, the income arising from the vesting of the time-based restricted stock units we granted in 2010 is subject to the deduction limits of Section 162(m). However, our stockholders approved certain material terms of our company's Equity Incentive Plan at our 2008 Annual Meeting of Stockholders so that the taxation of option awards under the plan to covered executive officers can be exempt from Section 162(m).

        Our change of control severance agreements discussed below in the "Executive Compensation and Related Information—Change of Control, Severance, Separation and Indemnification Agreements" section of this Proxy Statement are designed to comply with the requirements of Section 409A of the Internal Revenue Code.

Fiscal 2012 Compensation Approach

  •
  Base Salaries—The Compensation Committee does not expect to make material adjustments to the annual base salaries for the named executive officers in fiscal 2012.

  •
  Variable Cash Incentive Awards—Achievement of variable cash incentive awards in fiscal 2012 will be measured solely on the basis of the achievement of pre-established revenue and profit goals and objectively verifiable operational conditions. In addition, the Compensation Committee reduced the target bonus percentages for all of the named executive officers, other than the CEO to be more in line with comparable positions in the peer group. The resulting target total cash position will approximate the 50th percentile.

  •
  Long-Term, Equity-Based Incentive Awards—The Committee intends that at least one-half of the named executive officers' 2012 grants will be based on the achievement of a two year operating cash flow goals that will be established in accordance with Section 162(m) of the Internal Revenue Code.

 REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) contained in this Proxy Statement with our company's management. Based on this review and discussions, the Compensation Committee has recommended to FormFactor's Board of Directors that the "Compensation Discussion and Analysis" be included in this Proxy Statement.

Submitted by the Compensation Committee

Edward Rogas, Chairperson
G. Carl Everett, Jr.
Lothar Maier

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation

        The following table presents information regarding the compensation paid during fiscal years 2011, 2010 and 2009 to our Chief Executive Officer, our former Chief Financial Officer, our current Chief Financial Officer, and the other executive officer who served during fiscal year 2011.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Thomas St. Dennis	2011	476,308	—	207,380	653,835	—	—	1,337,523
Chief Executive Officer	2010	147,692	—	451,140	1,472,400	14,900	—	2,086,132
	2009	—	—	—	—	—	—	—
Richard DeLateur	2011	164,077	—	—	—	—	1,187	165,264
Former Senior Vice	2010	222,558	—	601,457	951,428	52,755	3,097	1,831,295
President, Chief Financial	2009	—	—	—	—	—	—	—
Officer(1)
Michael M. Ludwig	2011	278,077	—	311,070	326,918	—	—	916,065
Senior Vice President, Chief Financial Officer(2)
Stuart L. Merkadeau	2011	280,000	—	207,380	—	—	4,744	492,124
Senior Vice President,	2010	280,000	—	210,501	793,264	86,688	3,018	1,373,471
General Counsel and	2009	290,769	55,458	204,780	214,309	—	2,286	712,144
Secretary

(1)
Mr. DeLateur resigned his position as Chief Financial Officer effective May 16, 2011 and was appointed as a member of the Board of Directors effective May 16, 2011. Mr. DeLateur's salary for fiscal year 2011 as disclosed above includes a cash payment of $12,230 received upon his resignation as Chief Financial Officer for his unused PTO and cash payments totaling $23,500 for consulting fees.

(2)
Mr. Ludwig was appointed Chief Financial Officer effective May 16, 2011.

(3)
The amounts reflect the dollar amount based on the fair value of the award as of the grant date. The fair value of the options is calculated using the Black-Scholes option-pricing model while the fair value of restricted stock units is based on the quoted price of our common stock on the grant date. Assumptions used in the calculation of these amounts are described in Note 11—Stock-Based Compensation to our company's consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

(4)
Represents amounts earned for performance in the applicable year under our company's Employee Incentive Plan (known as the Key Employee Bonus Plan prior to August 2008), which is described under "Compensation Discussion and Analysis" in this Proxy Statement. Mr. DeLateur's non-equity incentive plan compensation for fiscal year 2010 as disclosed above has been reduced by $3,477 from the amount disclosed in last year's Proxy Statement due to the reimbursement of an overpayment.

(5)
The amounts in this column for fiscal year 2011 represent matching contributions under our company 401(k) Plan.

Grants of Plan-Based Awards in Fiscal Year 2011

        The following table presents information regarding stock options and restricted stock units granted during fiscal year 2011 to our named executive officers named in the summary compensation table above. We granted these equity awards to these officers under our Equity Incentive Plan. The options have an exercise price equal to the closing price of our company's common stock on the NASDAQ Global Market on the grant date and have a seven-year term. The vesting schedules for the stock options and restricted stock units are set forth below in the "Outstanding Equity Awards at Fiscal Year Ended December 31, 2011" table. There can be no assurance that the Grant Date Fair Value of Stock and Option Awards will ever be realized. The following table also presents information regarding potential awards under our Employee Incentive Plan (known as the Key Employee Bonus Plan prior to

August 2008) for fiscal year 2011 under the "Non-Equity Incentive Plan Awards" columns. All awards presented in the table below are further described under "Compensation Discussion and Analysis—Compensation Decisions—Equity" in this Proxy Statement.

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)				All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/sh)
				Grant Date for Stock and Option Awards				Grant Date Fair Value of Stock and Option Awards ($)(2)
Name	Threshold ($)	Target ($)	Maximum ($)
Thomas St. Dennis	—	480,000	960,000	4/29/11	20,000	150,000	10.37	861,215
Michael M. Ludwig	—	270,000	540,000	4/29/11	30,000	75,000	10.37	637,988
Stuart L. Merkadeau	—	252,000	504,000	4/29/11	20,000	—	—	207,380

(1)
The threshold calculations for fiscal year 2011 assume that our company has not met the minimum corporate performance under our Employee Incentive Plan. Additional information regarding the corporate performance objectives for the semi-annual measurement periods in fiscal year 2011 and the actual awards paid to our named executive officers in fiscal year 2011 under our Employee Incentive Plan is provided under "Compensation Discussion and Analysis—Compensation Decisions—Bonus" in this Proxy Statement.

(2)
The amounts shown reflect the fair value of the equity award on the award date used to determine the compensation expense under FASB ASC Topic 718, excluding the impact of estimated forfeitures, associated with the award in our company's consolidated financial statements. The grant date fair value of option awards has been calculated using the Black-Scholes valuation model and the grant date fair value of stock awards has been calculated using the closing price on the grant date. The valuations are based on the assumptions discussed in Note 11—Stock-Based Compensation to our company's consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011. Our company's use of these valuation models should not be interpreted as a prediction as to the actual value that may be realized on the award. The actual value of the award may be significantly different.

 Outstanding Equity Awards at Fiscal Year Ended December 31, 2011

        The following table presents information regarding outstanding equity awards held by our named executive officers named in the summary compensation table above at December 31, 2011.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Option Exercise Price ($)	Option Expiration Date(1)		Number of Shares or Units of Stock That Have Not Vested(#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Thomas St. Dennis	140,625	309,375	7.52	9/13/17	(3)	45,000	(3)	227,700
	—	150,000	10.37	4/29/18	(4)	20,000	(4)	101,200
Michael M. Ludwig	—	—	—	—		2,250	(5)	11,385
	3,240	5,094	8.61	10/1/2015	(6)	—		—
	14,443	25,557	10.30	11/10/17	(7)	—		—
	—	75,000	10.37	4/29/18	(4)	30,000	(4)	151,800
Stuart L. Merkadeau	30,000	—	6.50	4/17/2012		—		—
	12,558	—	14.00	6/11/2013		—		—
	76,800	—	19.50	8/14/2013		—		—
	28,000	—	23.56	2/15/2015		—		—
	50,000	—	25.39	11/4/2015		—		—
	42,310	—	39.84	5/11/2013		—		—
	12,270	—	39.84	5/21/2013		—		—
	35,000	—	41.39	5/16/14		—		—
	18,750	6,250	19.36	2/20/15	(8)	2,500	(8)	12,650
	10,000	10,000	17.11	5/20/16	(9)	4,000	(9)	20,240
	3,500	3,500	19.40	12/9/16	(10)	1,750	(10)	8,855
	8,375	25,125	15.71	4/29/17	(5)	10,050	(5)	50,853
	46,942	83,058	10.30	11/10/17	(7)	—		—
	—	—	—	—		20,000	(4)	101,200
Richard DeLateur	87,534	23,036	13.60	5/19/17	(11)	22,114	(11)	111,897
	28,887	51,113	10.30	11/10/17	(7)	—		—

(1)
Unless otherwise indicated, option is fully vested. Vesting information is based on the original grant.

(2)
Market value was determined by multiplying the price for a share of our company's common stock as of December 30, 2011 of $5.06 by the number of restricted stock units outstanding.

(3)
25% of the options vest September 13, 2011 and the remaining vest ratably each month to September 13, 2014.

25% of the restricted stock units vest each September 13 commencing September 13, 2011.

(4)
25% vests each April 29 commencing April 29, 2012.

(5)
25% vests each April 29 commencing April 29, 2011.

(6)
25% of the options vest October 1, 2011 and the remaining vest ratably each month to October 1, 2013.

(7)
25% of the options vest November 10, 2011 and the remaining vest ratably each month to November 10, 2013.

(8)
25% vests each February 20 commencing February 20, 2009.

(9)
25% vests each May 20 commencing May 20, 2010.

(10)
25% of the options vest each December 10 commencing December 10, 2010.

25% of the restricted stock units vest each December 9 commencing December 9, 2010.

(11)
Options vest monthly for 24 months commencing June 19, 2010.

50% of the restricted stock units vest each May 19 commencing May 19, 2011.

Option Exercises and Stock Vested at Fiscal Year Ended December 31, 2011

        The following table presents information concerning the exercise of options during fiscal year 2011 held by our named executive officers named in the summary compensation table above, and the vested stock held by them at December 31, 2011.

	Option Awards			Stock Awards
Name	Number of Shares Acquired on Exercise (#)		Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Thomas St. Dennis	—		—	15,000	(3)	111,450
Michael M. Ludwig	—		—	750	(4)	7,778
Stuart L. Merkadeau	2,077	(1)	3,447	2,500	(5)	22,650
	13,307	(2)	18,497	3,350	(6)	34,740
	—		—	2,000	(7)	18,980
	—		—	875	(8)	4,926
Richard DeLateur	—		—	22,114	(9)	210,636

(1)
Represents vested shares acquired and sold August 15, 2011 through the same-day-sale of a stock option in compliance with the company's Insider Trading Policy.

(2)
Represents vested shares acquired August 31, 2011 through the cash exercise of a stock option in compliance with the company's Insider Trading Policy.

(3)
On September 13, 2011, 15,000 units vested and were converted to common stock for release to Mr. St. Dennis. 5,552 shares were sold to cover Mr. St. Dennis' estimated tax withholding liability. 9,448 shares were deposited to Mr. St. Dennis' brokerage account. The market value of the company's common stock on the vest date was $7.43.

(4)
On April 29, 2011, 750 units vested and were converted to common stock for release to Mr. Ludwig. 314 shares were sold to cover Mr. Ludwig's estimated tax withholding liability. 436 shares were deposited to Mr. Ludwig's brokerage account. The market value of the company's common stock on the vest date was $10.37.

(5)
On Sunday February 20, 2011, 2,500 units vested under an award issued to Mr. Merkadeau on February 20, 2008. The units were released and converted to common stock on February 22, 2011; the next market trading day after the scheduled release date. 1,052 shares were withheld to cover Mr. Merkadeau's estimated tax withholding liability. 1,448 shares were deposited to Mr. Merkadeau's brokerage account. The market value of the company's common stock on the release date was $8.74.

(6)
On April 29, 2011, 3,350 units vested and were converted to common stock for release to Mr. Merkadeau. 1,254 shares were sold to cover Mr. Merkadeau's estimated tax withholding liability. 2,096 shares were deposited to Mr. Merkadeau's brokerage account. The market value of the company's common stock on the vest date was $10.37.

(7)
On May 20, 2011, 2,000 units vested and were converted to common stock for release to Mr. Merkadeau. 764 shares were sold to cover Mr. Merkadeau's estimated tax withholding liability. 1,236 shares were deposited to Mr. Merkadeau's brokerage account. The market value of the company's common stock on the vest date was $9.49.

(8)
On December 9, 2011, 875 units vested and were converted to common stock for release to Mr. Merkadeau. 334 shares were sold to cover Mr. Merkadeau's estimated tax withholding liability. 541 shares were deposited to Mr. Merkadeau's brokerage account. The market value of the company's common stock on the vest date was $5.63.

(9)
On May 19, 2011, 22,114 units vested and were converted to common stock for release to Mr. DeLateur. 8,178 shares were sold to cover Mr. DeLateur's estimated tax withholding liability. 13,936 shares were deposited to Mr. DeLateur's brokerage account. The market value of the company's common stock on the vest date was $9.53. The award under which the units vested was granted to Mr. DeLateur prior to his resignation as our CFO.

Mr. DeLateur had an additional 4,666 units vest during 2011 in relationship to awards issued as a member of the Board of Directors; these units will not be converted to stock and released until the awards are 100% vested.

Change of Control, Severance, Separation and Indemnification Agreements

        Change of Control, Severance Agreements.    We have entered into change of control severance agreements with each of our executive officers and certain other officers. Each change of control severance agreement provides for the officer to receive the following severance benefits upon a qualifying termination of employment within one year following a change of control of our company, subject to the officer signing a release of claims in favor of our company:

  •
  lump sum cash severance payment equal to one year's annual base salary and the greater of (a) the annual target bonus or (b) the annual target bonus multiplied by the average rate of annual bonus relative to target paid to officers covered by similar change of control severance agreements for the two most recently completed fiscal years (subject to the participating officer's compliance with a confidentiality agreement and an agreement not to solicit employees of our company for one year after termination),

  •
  health benefits continuation for one year (subject to the participating officer's compliance with a confidentiality agreement and an agreement not to solicit employees of our company for one year after termination), and

  •
  fully accelerated vesting of all equity awards, and unexercised stock options may be exercised for up to 18 months following a qualifying termination of employment but not to exceed the expiration date of such options.

        Terminations of employment that entitle the officer to receive severance benefits under the change of control severance agreement consist of either termination by our company without "cause" or by resignation of the officer for "good reason" within 90 days of an event constituting "good reason" if in each case within one year following a "change of control". The change of control severance agreements provide the following definitions:

  •
  "change of control" means the first to occur of any of the following events:

  (i)
  the consummation of a merger or consolidation of our company with any other corporation, other than a merger or consolidation which would result in the voting securities of our company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into or exchanged for voting securities of the surviving entity) more than 60% of the total voting power represented by the voting securities of our company or such surviving entity outstanding immediately after such merger or consolidation;

  (ii)
  (A) any approval by our stockholders of a plan of complete liquidation of our company, other than as a result of insolvency or (B) the consummation of the sale or disposition (or the last in a series of sales or dispositions) by our company of all or substantially all of our company's assets, other than a sale or disposition to a wholly-owned direct or indirect subsidiary of our company and other than a sale or disposition which would result in the voting securities of our company outstanding immediately prior thereto continuing to represent (by being converted into or exchanged for voting securities of the entity to which such sale or disposition was made) more than 60% of the total voting power represented by the voting securities of the entity to which such sale or disposition was made after such sale or disposition; or

    (iii)
    any "person" (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) becoming the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of our company representing 40% or more of the total voting power represented by our company's then outstanding voting securities; or

    (iv)
    during any period of two consecutive years after the effective date of the change of control severance agreement, the incumbent directors cease for any reason to constitute a majority of our Board of Directors.

  •
  "cause" means the occurrence of any of the following:

  (i)
  any act of personal dishonesty taken by the employee in connection with his or her responsibilities as an employee which is intended to result in substantial personal enrichment of the employee and is reasonably likely to result in material harm to our company;

  (ii)
  the employee's conviction of a felony;

  (iii)
  a willful act by the employee which constitutes misconduct and is materially injurious to our company; or

  (iv)
  continued willful violations by the employee of the employee's obligations to our company after the employee has received a written demand for performance from our company which describes the basis for our company's belief that the employee has not substantially performed his or her duties.

  •
  "good reason" means the occurrence of any of the following:

  (i)
  without the employee's express written consent, a material reduction of the employee's duties, position or responsibilities relative to the employee's duties, position or responsibilities in effect immediately prior to the change of control;

  (ii)
  a reduction by our company of the employee's base salary or bonus opportunity as in effect immediately prior to such reduction;

  (iii)
  a material reduction by our company in the kind or level of employee benefits to which the employee is entitled immediately prior to such reduction with the result that the employee's overall benefits package is materially reduced;

  (iv)
  without the employee's express written consent, the relocation of the employee to a facility or a location more than five miles from his or her current facility and the new location is more than 50 miles from the employee's current residence; or

  (v)
  the failure of our company to obtain the assumption of the change of control severance agreement by a successor.

        The change of control severance agreements provide that if payments to an officer are subject to the excise tax imposed by Section 280G of the Internal Revenue Code, the severance benefits will be reduced only to the extent that such reduction would increase the benefits received by the officer on an after-tax basis. The change of control severance agreements do not alter the at-will employment of the officers who have entered into them.

        In addition to the benefits under the change of control severance agreements, our current stock option agreements under our stock option plans for our officers, including our Equity Incentive Plan, provide that in the event the officer's employment is terminated without cause within 12 months following a change in control, the officer will receive credit for an additional 12 months of service for purposes of calculating the number of shares of our common stock that are vested under such option.

        Under our Employee Incentive Plan (known as the Key Employee Bonus Plan prior to August 2008), which provides for performance bonuses to our officers, if a change in control of our company occurs, all bonus awards will be deemed to have been earned at 100% of the bonus target percentage for the current plan measurement period (and for the subsequent consecutive measurement periods if they fall within the same fiscal year) and will be paid to the officer participants at that time.

        The following table presents information regarding change of control payment and benefits estimates for our named executive officers named in the summary compensation table above. We prepared the table assuming that both a change of control occurred and the employment of our current named executive officers was terminated without cause or by resignation of the officer for good reason on December 31, 2011, which is our company's last business day of fiscal year 2011. For restricted stock unit awards, the intrinsic value is based upon the December 30, 2011 closing price for our company common share of $5.06, and for stock options, the value is based on such $5.06 minus the exercise price of the applicable stock option. The various amounts listed are estimates only. The actual amounts to be paid can only be determined at the time of such change of control and such officer's separation from our company.

	Thomas St. Dennis	Michael M. Ludwig	Stuart L. Merkadeau
Base salary($)	480,000	300,000	280,000
Short-term incentive compensation($)	480,000	270,000	252,000
Stock options($)	—	—	—
Stock awards($)	328,900	163,185	193,798
Health benefits($)	23,000	23,000	23,000

Sub-Total:	1,311,900	756,185	748,798

280G Reduction in Severance Benefits($)	—	—	—

Total:	1,311,900	756,185	748,798

        Separation Agreement with Mr. St. Dennis.    The employment letter agreement for Mr. St. Dennis provides that if his employment is terminated by our company before a change of control without cause or by the officer for good reason (as these terms are defined in each of the employment letter agreements), he will receive a lump sum severance payment equal to one year of his then annual base salary, a pro-rata portion of his annual bonus based upon the number of calendar days the officer was employed in the year of his termination, accelerated vesting and extended exercisability of his granted equity awards for an additional twelve month period, and health benefits coverage for up to twelve months. These separation benefits are subject to Mr. St. Dennis executing a release and waiver of claims in favor of FormFactor. The following table presents information regarding payment and benefits estimates for Mr. St. Dennis assuming that his employment with our company was terminated without cause by us or by his resignation for good reason on December 31, 2011, which is our company's last business day of fiscal year 2011. For restricted stock unit awards, the intrinsic value is based upon the December 30, 2011 closing price for our company common share of $5.06, and for stock options, the value is based on such $5.06 minus the exercise price of the applicable stock option. The various amounts listed are estimates only. The actual amounts to be paid can only be determined at the time of the officer's separation from our company.

Thomas St. Dennis
Base salary ($)	480,000
Short-term incentive compensation($)	—
Stock options($)	—
Stock awards($)	101,200
Health benefits($)	23,000

Total:	604,200

        Indemnification Agreements.    We have entered into indemnification agreements with each of our current and former directors, current and former executive officers and certain other officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to our company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. These indemnification agreements are in addition to the indemnity provisions in our company's certificate of incorporation and bylaws. We also intend to enter into indemnification agreements with our future directors and executive officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Our Board of Directors recognizes that transactions between our company and persons or entities that may be deemed related persons can present potential or actual conflicts of interest and create the appearance of impropriety. Accordingly, our Board has delegated authority for the review and approval of all related person transactions to the Governance Committee. Pursuant to that authority, the Governance Committee has adopted the Statement of Policy Regarding Related Person Transactions to provide procedures for reviewing, approving and ratifying any transaction involving our company or any of its subsidiaries in which a 5% or greater stockholder, director, executive officer or members of their immediate family have or will have a material interest as determined by our Governance Committee. This policy is intended to supplement, and not to supersede, our company's other policies that may be applicable to or involve transactions with related persons, such as the company's Statement of Corporate Code of Business Conduct. This policy is posted on our company's website at www.formfactor.com.

        Other than the compensation arrangements that are described above in "Director Compensation," the option grants and exercises, restricted stock unit grants and releases, stock purchases and other arrangements that are described in "Compensation Discussion and Analysis" and "Executive Compensation and Related Information," the engagement of the law firm Orrick, Herrington & Sutcliffe LLP described below and the registration rights agreements described below, since December 26, 2010, we have not been a party to any transaction or series of similar transactions in which the amount involved exceeded or will exceed $120,000 and in which any current director, executive officer, holder of more than 5% of our common stock or entities affiliated with them had or will have a material interest.

        We engaged the law firm of Orrick, Herrington & Sutcliffe LLP in fiscal year 2011 to provide us with certain legal services, including corporate and SEC matters, corporate governance matters and matters related to compensation and benefits. A partner at Orrick, Herrington & Sutcliffe LLP, who is not involved in the above matters, is the brother-in-law of Stuart L. Merkadeau, our Senior Vice President, General Counsel and Secretary. Mr. Merkadeau does not have a financial or other interest in Orrick's engagement and Mr. Merkadeau's brother-in-law does not provide any legal services to us. We first engaged Orrick, Herrington & Sutcliffe LLP in fiscal year 2007 and, prior to that engagement, our management discussed the potential engagement with our Governance Committee of the Board of Directors under the Statement of Policy regarding Related Person Transactions. The Governance Committee reviewed and approved the Orrick engagement, and continues to monitor the engagement as necessary. We paid Orrick approximately $225,000 in fiscal year 2011, for legal services rendered, and there were additional unbilled fees for services rendered in fiscal year 2011 in the amount of approximately $20,000. As of the date of this Proxy Statement, Orrick continues to provide legal services in the above matters.

PROPOSALS FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS

        Requirements for Stockholder Proposals to be Considered for Inclusion in Our Proxy Materials.    Our stockholders may submit proposals on matters appropriate for stockholder action at our annual meetings of stockholders, including director nominations, in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. For such proposals to be included in our proxy materials relating to our 2013 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied, the information required by Rule 14a-8 and our bylaws must be timely submitted to us and such proposals must be received by us no later than November 9, 2012. After that date, we cannot assure you that such proposals will be included in our proxy materials for the 2013 annual meeting of stockholders. Such proposals should be delivered or mailed to the attention of our Corporate Secretary at our principal executive offices at FormFactor, Inc., 7005 Southfront Road, Livermore, California 94551, and we also encourage you to send a copy via e-mail to corporatesecretary@formfactor.com.

        Requirements for Stockholder Proposals to be Brought Before Our Annual Meeting.    Our bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, the stockholder must have given timely notice thereof in writing to the Corporate Secretary not less than 75 nor more than 105 days prior to the anniversary of the date of the immediately preceding annual meeting of stockholders. To be timely for the 2013 Annual Meeting of Stockholders, a stockholder's notice must be received by us between and including January 3, 2013 and February 2, 2013. After that date, we cannot assure you that such proposals will be included in our proxy materials for the 2013 annual meeting of stockholders. Such proposals should be delivered or mailed to the attention of our Corporate Secretary at our principal executive offices at FormFactor, Inc., 7005 Southfront Road, Livermore, California 94551, and we also encourage you to send a copy via e-mail to corporatesecretary@formfactor.com. In no event will the public announcement of an adjournment or a postponement of our annual meeting of stockholders commence a new time period for the giving of a stockholder's notice as provided above. A stockholder's notice to the Corporate Secretary must for each matter the stockholder proposes to bring before the annual meeting set forth the information required by our bylaws and applicable law.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock to file reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These persons are required by the rules and regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms that they file.

        Based solely on our review of the filed forms and written representations from our directors and executive officers, we believe that all of their Section 16(a) filing requirements for fiscal year 2011 were met.

OTHER BUSINESS

        Our Board of Directors does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the accompanying Notice of Annual Meeting of Stockholders. As to any business that may properly come before the Annual Meeting, however, it is intended that the proxies will be voted in respect thereof in accordance with the judgment of the designated proxy holder.

        Whether or not you are able to attend this year's Annual Meeting in person, we urge you to vote your shares through the Internet in accordance with the instructions in the Notice of Internet Availability of Proxy Materials that you received in the mail, or by signing, dating, and returning a proxy card at your earliest convenience.

BY ORDER OF THE BOARD OF DIRECTORS
Stuart L. Merkadeau Secretary

Livermore, California
March 8, 2012

Appendix A

FORMFACTOR, INC.

EQUITY INCENTIVE PLAN

(As Amended and Restated Effective April 18, 2012)

SECTION 1. ESTABLISHMENT AND PURPOSE.

        The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Participants to focus on critical long-range objectives, (b) encouraging the attraction and retention of individuals with exceptional qualifications and (c) linking Participants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute incentive stock options or nonstatutory stock options) or Stock Appreciation Rights. Subject to approval by the Company's stockholders, this Plan supersedes the plan in effect prior to the Effective Date.

SECTION 2. DEFINITIONS.

        "Affiliate" shall mean any entity other than a Subsidiary, if the Company and/or one of more Subsidiaries own not less than fifty percent (50%) of such entity.

        "Award" shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

        "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

        "Cause" shall mean (a) the commission of an act of theft, embezzlement, fraud, dishonesty, (b) a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company or (c) a failure to materially perform the customary duties of employee's employment.

        "Certification Date" means the date that the Committee makes its written certification of a Final Award.

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Committee" shall mean a committee of one or more members of the Board of Directors appointed by the Board of Directors (or, as the context permits, a subcommittee of one or more members of the Board appointed by the Committee) to administer the Plan in accordance with the provisions hereof.

        "Company" shall mean FormFactor, Inc., a Delaware corporation, and its Subsidiaries.

        "Consultant" shall mean a consultant or advisor who provides bona fide services to the Company or an Affiliate as an independent contractor.

        "Eligible Participant" shall mean (i) any individual who is a common-law employee of the Company or an Affiliate; (ii) a member of the Board of Directors; (iii) a member of the board of directors of a Subsidiary or an Affiliate; or (iv) a Consultant.

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Executive Officer" shall mean an officer as defined in Rule 16a-1(f) under the Exchange Act, or any successor provision.

        "Exercise Price" shall mean, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Award. "Exercise

Price," in the case of a SAR, shall mean an amount, as specified in the applicable SAR Award, which is subtracted from the Fair Market Value of a Share in determining the amount payable upon exercise of such SAR.

        "Fair Market Value" shall mean the closing price on the Nasdaq Global Market on the date the value is to be determined as reported at www.nasdaq.com. If there are no trades on such date, the closing price on the next business day upon which trades occurred shall be the Fair Market Value.

        "ISO" shall mean an employee incentive stock option described in Code Section 422.

        "Nonstatutory Option" or "NSO" shall mean an employee stock option that is not an ISO.

        "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

        "Outside Director" shall mean a member of the Board of Directors who is not a common-law employee of the Company.

        "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        "Participant" shall mean an individual or estate who holds an Award.

        "Performance Condition" shall mean a performance condition established with respect to an Award in accordance with the provisions hereof.

        "Performance Goal" shall mean one or more objective measurable performance factors as determined by the Committee with respect to each Performance Period based upon one or more factors and any objectively verifiable adjustment(s) thereto permitted and preestablished by the Committee in accordance with Code Section 162(m): (i) operating income; (ii) net income; (iii) economic value added; (iv) earnings; (v) earnings before income taxes and amortization and/or earnings before income taxes and amortization growth; (vi) cash flow; (vii) sales or revenue; (viii) expenses; (ix) profit margin; (x) working capital; (xi) return on equity or assets; (xii) earnings per share; (xiii) stock price; (xiv) total shareholder return or total shareholder return growth; (xv) price/earnings ratio; (xvi) debt or debt-to-equity; (xvii) writeoffs; (xviii) cash; (xix) assets; and/or (xx) liquidity, each with respect to the Company and/or one or more of its operating units. Awards to Participants who are not subject to the limitations of Code Section 162(m) may be determined without regard to Performance Goals and may involve Committee discretion.

        "Performance Period" shall mean the period of service to which the Performance Condition relates.

        "Plan" shall mean this Equity Incentive Plan of FormFactor, Inc., as amended from time to time.

        "Prior Plans" shall mean the Company's 1996 Stock Option Plan, Incentive Option Plan and Management Incentive Option Plan.

        "Restricted Share" shall mean a Share awarded under the Plan.

        "Restricted Share Award" shall mean the agreement between the Company and the recipient of a Restricted Share, or the notice to the recipient, which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

        "SAR" shall mean a stock appreciation right granted under the Plan.

        "SAR Award" shall mean the agreement between the Company and a Participant, or the notice to the Participant, which contains the terms, conditions and restrictions pertaining to his or her SAR.

        "Securities Act" shall mean the Securities Act of 1933, as amended.

        "Service" shall mean service as an Eligible Participant.

        "Share" shall mean one share of Stock, as adjusted in accordance with the adjustment provisions of the Plan (if applicable).

        "Stock" shall mean the Common Stock of the Company.

        "Stock Option Award" shall mean the agreement between the Company and a Participant, or the notice to the Participant, which contains the terms, conditions and restrictions pertaining to his Option.

        "Stock Unit" shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

        "Stock Unit Award" shall mean the agreement between the Company and the recipient of a Stock Unit, or the notice to the recipient, which contains the terms, conditions and restrictions pertaining to such Stock Unit.

        "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than fifty percent (50%) of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

        "Total and Permanent Disability" shall mean a (i) a physical or mental condition which, in the judgment of the Committee based on competent medical evidence satisfactory to the Committee (including, if required by the Committee, medical evidence obtained by an examination conducted by a physician selected by the Committee), renders the Participant unable to engage in any substantial gainful activity for the Company and which condition is likely to result in death or to be of long, continued and indefinite duration, or (ii) a judicial declaration of incompetence.

SECTION 3. ADMINISTRATION.

        (a)    Committee Procedures.    One or more Committees appointed by the Board of Directors shall administer the Plan. The Board of Directors shall designate one of the members of the Committee as chairperson. Unless the Board of Directors provides otherwise, the Compensation Committee shall be the Committee. The Board of Directors may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

        The Committee shall have membership composition which enables (i) Awards to qualify for exemption under Rule 16b-3 with respect to persons who are subject to Section 16 of the Exchange Act and (ii) Awards that are intended to qualify as "performance-based compensation" under Section 162(m) of the Code to so qualify.

        The Compensation Committee may also appoint one or more separate subcommittees composed of one or more directors of the Company who need not qualify under either Rule 16b-3 or Section 162(m) of the Code, who may administer the Plan with respect to persons who are not subject to Section 16 of the Exchange Act and/or Awards that are not intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

        (b)    Committee Responsibilities.    Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

            (i)  To interpret the Plan and to apply its provisions;

           (ii)  To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (iii)  To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (iv)  To determine when Awards are to be granted under the Plan;

           (v)  To select the Eligible Participants who are to receive Awards under the Plan;

          (vi)  To determine the number of Shares to be made subject to each Award;

         (vii)  To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price, the vesting of the Award (including accelerating the vesting of Awards) and to specify the provisions of the agreement relating to such Award;

        (viii)  To amend any outstanding Restricted Share Award, Stock Option Award, SAR Award or Stock Unit Award subject to applicable legal restrictions and to the consent of the Participant who entered into such agreement;

          (ix)  To prescribe the consideration for the grant of each Award under the Plan and to determine the sufficiency of such consideration;

           (x)  To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

          (xi)  To correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Restricted Share Award, Stock Option Award, SAR Award, or Stock Unit Award;

         (xii)  To take any other actions deemed necessary or advisable for the administration of the Plan;

        (xiii)  To determine, at the time of granting an Award or thereafter, that such Award shall vest as to all or part of the Shares subject to such Award in the event of a corporate transaction.

        (xiv)  To accelerate the vesting, or extend the post-termination exercise term, of Awards at any time and under such terms and conditions as it deems appropriate.

        In addition, without amending the Plan, the Committee may grant awards under the Plan to eligible employees or consultants who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries in which the Company operates or has employees.

        Subject to the requirements of applicable law, the Board of Directors may authorize one or more officers of the Company to grant Awards and the Committee may designate persons other than members of the Committee to carry out its responsibilities, and the Committee may prescribe such conditions and limitations as it may deem appropriate, except that the Board of Directors or the Committee may not delegate its authority with regard to Awards to persons subject to Section 16 of the Exchange Act or Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code. All decisions, interpretations and other actions of the Committee shall be final and binding on all Participants, and all persons deriving their rights from a Participant. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan or any Award.

        Except arising from any action taken, or failure to act, in bad faith, each member of the Committee, or of the Board of Directors, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any agreement under the Plan, and (ii) from any and all amounts paid by him or her, with the Company's prior approval, in settlement thereof or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall have given the Company a reasonable opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

SECTION 4. ELIGIBILITY.

        (a)    General Rule.    Only Eligible Participants may be granted Restricted Shares, Stock Units, NSOs or SARs. In addition, only individuals who are employed as common-law employees by the Company may be granted ISOs.

        (b)    Limitation on Awards.    In any fiscal year of the Company, no individual shall receive Options, SARs, Restricted Shares and/or Stock Units covering in excess of 2,000,000 Shares in the aggregate; provided, however, that Outside Directors may only receive Awards covering up to 50,000 Shares in the aggregate per Outside Director in any fiscal year of the Company. The limitations under this Subsection shall be subject to adjustment pursuant to the adjustment provisions of the Plan.

        (c)    Director Fees.    Each Outside Director may elect to receive Restricted Shares or Stock Units under the Plan in lieu of payment of a portion of his or her regular annual retainer based on the Fair Market Value of the Shares on the date any regular annual retainer would otherwise be paid. For purposes of the Plan, an Outside Director's regular annual retainer shall include any additional retainer paid in connection with service on any committee of the Board or paid for any other reason. Such an election may be for any dollar or percentage amount equal to at least 25% of the Outside Director's regular annual retainer (up to a limit of 100% of the Outside Director's regular annual retainer). The election must be made prior to the beginning of the annual board of directors cycle which shall be any twelve month continuous period designated by the Board. Any amount of the regular annual retainer not elected to be received as a Restricted Stock Award or Restrict Stock Unit shall be payable in cash in accordance with the Company's standard payment procedures.

SECTION 5. STOCK SUBJECT TO PLAN.

        (a)    Basic Limitation.    Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The maximum aggregate number of Options, SARs, Stock Units and Restricted Shares awarded under the Plan shall not exceed 7,400,000 Shares, less all Shares granted between February 28, 2012 and April 18, 2012 with any Shares issued as restricted shares, pursuant to stock units or pursuant to the settlement of dividend equivalents counting against the shares available for issuance as 1.55 Shares for every 1 Share issued in connection with the Award. After April 18, 2012, Shares issued as Restricted Shares, pursuant to Stock Units or pursuant to the settlement of dividend equivalents will continue to count against the shares available for issuance under the Plan as 1.55 Shares for every 1 Share issued in connection with the Award or dividend equivalent. This limit shall be subject to the provisions of the next Subsection and shall be subject to adjustment pursuant to the adjustment provisions of the Plan. No fractional Shares shall be issued under the Plan.

        (b)    Additional Shares.    If Awards are forfeited or are terminated for any other reason before being exercised or settled, then the Shares underlying the Awards, plus the number of additional Shares, if any, that counted against shares available for issuance under the Plan in respect thereof at the time of grant, shall again become available for Awards under the Plan. In addition, any authorized shares not issued pursuant to outstanding grants under the Prior Plans that are forfeited or are terminated for any other reason before being exercised will again be available for grant and issuance under this Plan. If Stock Units are settled, then such Stock Units shall be counted in full against the number of Shares available for Awards under the Plan, regardless of the number of Shares (if any) actually issued in settlement of such Stock Units. If SARs are exercised, then such SARs shall be counted in full against the number of Shares available for Awards under the Plan, regardless of the number of Shares (if any) actually issued in settlement of such SARs.

        (c)    Dividend Equivalents.    Any dividend equivalents paid or credited under the Plan shall be applied against the number of Restricted Shares, Stock Units, Options or SARs available for Awards, whether or not such dividend equivalents are converted into Stock Units.

SECTION 6. RESTRICTED SHARES.

        (a)    Restricted Share Award.    Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Share Award between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Share Awards entered into under the Plan need not be identical.

        (b)    Payment for Awards.    Subject to the following sentence and applicable law, Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, past services and future services. To the extent that an Award consists of newly issued Restricted Shares, the Award recipient shall furnish consideration with a value not less than the par value of such Restricted Shares in the form of cash, cash equivalents, or past services rendered to the Company, as the Committee may determine. To the extent an Award of Restricted Shares consists solely of treasury shares, the Award may be made without consideration furnished by the recipient.

        (c)    Vesting.    Each Award of Restricted Shares shall be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Share Award. Unless the Restricted Share Award provides otherwise, each grant of Restricted Shares shall vest with respect to twenty-five percent (25%) of the Shares covered by the grant on each of the first through fourth anniversaries of the date of grant, provided that the Participant's Service has not terminated on the applicable vesting date. A Restricted Share Award may provide for accelerated vesting in the event of a corporate transaction or otherwise (if specified in the Committee at the time of grant). To the extent that an Award of Restricted Shares has not vested prior to, or concurrently with, termination of a Participant's Service, such Award shall immediately terminate.

        (d)    Voting and Dividend Rights.    The holders of vested Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders.

        (e)    Assignment or Transfer of Restricted Shares.    Except as provided herein, or in a Restricted Share Award, or as required by applicable law, Restricted Shares shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Subsection shall be void. However, this Subsection shall not preclude a Participant from designating a beneficiary who will receive any outstanding Restricted Shares in the event of the Participant's death, nor shall it preclude a transfer of Restricted Shares by will or by the laws of descent and distribution.

SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

        (a)    Stock Option Award.    Each grant of an Option under the Plan shall be evidenced by a Stock Option Award between the Participant and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan. The Stock Option Award shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Awards entered into under the Plan need not be identical. A Stock Option Award may not provide that a new Option will be granted automatically to the Participant when he or she exercises a prior Option and pays the Exercise Price.

        (b)    Number of Shares.    Each Stock Option Award shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with the adjustment provisions of the Plan. The maximum aggregate number of ISOs awarded under the Plan shall not exceed the number of Shares subject to the Plan under Section 5(a). The limitation of this Subsection shall be subject to adjustment pursuant to the adjustment provisions of the Plan.

        (c)    Exercise Price.    Each Stock Option Award shall specify the Exercise Price. The Exercise Price of an Option shall not be less than 100 percent (100%) of the Fair Market Value of a Share on the date of grant. Subject to the foregoing in this Subsection, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms permitted under the Plan.

        (d)    Exercisability and Term.    Unless the Stock Option Award provides otherwise, each Option shall become exercisable with respect to twenty-five percent (25%) of the Shares covered by such Option on each of the first through fourth anniversaries of the date of grant, provided that the Participant's Service has not terminated on the applicable vesting date. The term of an Option shall be ten (10) years from the date of grant unless the Stock Option Award provides for a shorter term. A Stock Option Award may provide for accelerated vesting in the event of the corporate transaction or otherwise as specified by the Committee. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Subsection, the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

        (e)    Nontransferability.    Except as set forth in a Stock Option Award, during a Participant's lifetime, his Option(s) shall be exercisable only by him and shall not be transferable, and in the event of a Participant's death, his Option(s) shall not be transferable other than by will or by the laws of descent and distribution.

        (f)    Exercise of Options Upon Termination of Service.    Each Stock Option Award shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant's Service, and the right to exercise the Option of any executors or administrators of the Participant's estate or any person who has acquired such Option(s) directly from the Participant by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service. Unless the Stock Option Award provides otherwise, Options which are unvested at the time of a Participant's termination of Service shall expire upon such termination, and any vested Options shall remain outstanding and exercisable until the earlier of 3 months following such termination and the expiration of the Option's term. Notwithstanding the foregoing, in the event of a Participant's termination for Cause, effective as of the date notice of such termination is given by the Committee to the Participant, all of the Participant's vested and unvested Options shall automatically terminate and lapse, unless the Committee shall determine otherwise.

        (g)    Modification, Extension and Renewal of Options.    Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Participant, impair his rights or increase his obligations under such Option. Options may not be repriced or cashed out without the approval of the Company's stockholders.

SECTION 8. PAYMENT FOR OPTION SHARES.

        (a)    General Rule.    The entire Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America, as permitted under this Section. Payment may be made by any combination of the methods described in this Section.

        (b)    Cash.    Payment may be made by cash, check, wire transfer or similar means, subject to the requirements of applicable law.

        (c)    Surrender of Stock.    Payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have been owned by the Participant or his representative for such period of time required to avoid the Company's recognition of additional compensation expense with respect to the Option for financial reporting purposes as a result of the surrender or attestation of such previously owned shares. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

        (d)    Cashless Exercise.    To the extent permitted by applicable law, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and applicable tax withholding.

        (e)    Other Forms of Payment.    To the extent that a Stock Option Award so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

        Notwithstanding anything to the contrary in this Section or in any agreement under the Plan, the Committee may disallow the use of any type of payment that the Committee determines, in its sole discretion, would result in adverse accounting or legal consequences to the Company or Affiliate.

SECTION 9. STOCK APPRECIATION RIGHTS.

        (a)    SAR Award.    Each grant of a SAR under the Plan shall be evidenced by a SAR Award between the Participant and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan, including those specified. The provisions of the various SAR Awards entered into under the Plan need not be identical. A SAR Award may not provide that a new SAR will be granted automatically to the holder thereof when he or she exercises a prior SAR.

        (b)    Number of Shares.    Each SAR Award shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with the adjustment provisions of the Plan.

        (c)    Exercise Price.    Each SAR Award shall specify the Exercise Price, which may not be less than 100 percent (100%) of the Fair Market Value of a Share on the date of grant. A SAR Award may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

        (d)    Exercisability and Term.    Unless the SAR Award provides otherwise, each SAR shall become exercisable with respect to twenty-five percent (25%) of the Shares covered by such SAR on each of the first through fourth anniversaries of the date of grant, provided that the Participant's Service has not terminated on the applicable vesting date. The term of the SAR shall be ten (10) years from the date of grant unless the SAR Award provides for a shorter term. A SAR Award may provide for accelerated exercisability in the event of a corporate transaction or otherwise as specified by the Committee. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A

SAR granted under the Plan may provide that it will be exercisable only in the event of a Corporate transaction.

        (e)    Exercise of SARs.    The SAR Award may provide that, upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash. Unless otherwise provided in the SAR Award, upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR after his or her death) shall receive Shares from the Company. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price. Unless the SAR Award provides otherwise, SARs which are unvested at the time of a Participant's termination of Service shall expire upon such termination, and any vested SARs which have not been exercised shall remain outstanding and exercisable until the earlier of 3 months following such termination and the expiration of the SAR's term. Notwithstanding the foregoing, in the event of a Participant's termination for Cause, effective as of the date notice of such termination is given by the Committee to the Participant, all of the Participant's vested and unvested SARs shall automatically terminate and lapse, unless the Committee shall determine otherwise.

        (f)    Modification or Assumption of SARs.    Within the limitations of the Plan, the Committee may modify, extend or renew outstanding SARs. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the Participant, impair his rights or increase his obligations under such SAR. SARs may not be repriced without the approval of the Company's stockholders.

SECTION 10. STOCK UNITS.

        (a)    Stock Unit Award.    Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Award between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan, including those specified. The provisions of the various Stock Unit Awards entered into under the Plan need not be identical.

        (b)    Payment for Awards.    To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

        (c)    Vesting Conditions.    Each Award of Stock Units shall be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Award. Unless the Stock Unit Award provides otherwise, each grant of Stock Units shall become exercisable with respect to twenty-five percent (25%) of the Shares covered by the grant on each of the first through fourth anniversaries of the date of grant, provided that the Participant's Service has not terminated on the applicable vesting date. A Stock Unit Award may provide for accelerated vesting in the event of a corporate transaction or otherwise as specified by the Committee. To the extent that an Award of Stock Units has not vested prior to, or concurrently with, termination of a Participant's Service, such Award shall immediately terminate.

        (d)    Voting and Dividend Rights.    The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

        (e)    Form and Time of Settlement of Stock Units.    Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution shall occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred, in accordance with such rules as may be established by the Committee and applicable law, to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to the adjustment provisions of the Plan. Notwithstanding anything to the contrary in any Award agreement or the Plan, any Stock Units that, by their terms, are settled on the applicable vesting date(s) shall be settled no later than the fifteenth (15th) day of the third (3rd) month following the end of the calendar year containing the applicable vesting date (or, if later, the fifteenth (15th) day of the third (3rd) month following the end of the Company's taxable year). In addition, notwithstanding anything to the contrary in any Award agreement or the Plan, references to "termination of the Participant's Service," "Termination Date" and similar references for Stock Units that are subject to Code Section 409A shall mean the date of the Participant's "separation from service" within the meaning of Code Section 409A and such Stock Units shall be settled no later than the time permitted by Treasury Regulation Section 1.409A-3(d).

        (f)    Death of Recipient.    Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

        (g)    Creditors' Rights.    A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Award.

        (h)    Assignment or Transfer of Stock Units.    Except as provided herein, or in a Stock Unit Award, or as required by applicable law, Stock Units shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law. Any act in violation of this Subsection shall be void. However, this Subsection shall not preclude a Participant from designating a beneficiary who will receive any outstanding Stock Units in the event of the Participant's death, nor shall it preclude a transfer of Stock Units by will or by the laws of descent and distribution.

SECTION 11. NO RIGHTS AS A STOCKHOLDER

        A Participant shall have no rights as a stockholder with respect to any Award until the date of the issuance of a stock certificate for any Shares covered by such award. No adjustments shall be made, except as provided in the adjustment provisions of the Plan.

SECTION 12. PERFORMANCE CONDITIONS.

        (a)   Awards may, but need not, be made subject to a Performance Condition utilizing any Performance Goal in addition to any vesting requirements imposed upon such grant. The determination as to whether any such grant is subject to a Performance Condition shall be made on or prior to the date of grant.

        (b)   Except in the case of Awards not intended to qualify as "performance-based compensation" under Code Section 162(m), if an Award is made subject to a Performance Condition, the Committee shall be required to establish the Performance Period and Target Performance Goal for such award no later than the time permitted by Section 162(m) of the Internal Revenue Code.

        (c)   If all or a portion of an Award made subject to a Performance Condition shall vest prior to the Certification Date by reason of death, Total and Permanent Disability or, if applicable, a corporate transaction, then the Performance Condition shall be cancelled and none of such Award shall be subject to reduction or forfeiture as provided by the Performance Condition. Such Award shall be treated in accordance with the terms of this plan relating to vested shares.

        (d)   If all or a portion of an Award made subject to a Performance Condition shall vest prior to the Certification Date for any reason other than death, Total and Permanent Disability or a corporate transaction, no portion of the Award shall be released to or exercised by the Participant until after the Certification Date. No such vesting prior to the Certification Date shall in any way be deemed a satisfaction, waiver or cancellation of the Performance Condition, and such Award shall remain subject to reduction and forfeiture as provided by the Performance Condition.

        (e)   Once established, a Performance Condition for an Executive Officer may not be waived or cancelled by the Committee.

SECTION 13. TERMINATION OF SERVICE; LEAVES OF ABSENCE.

        Subject to the last sentence of this Section, a Participant's Service shall terminate when such person ceases to be an Eligible Participant as determined in the sole discretion of the Committee. A Participant's Service does not terminate if he or she is a common-law employee and goes on a bona fide leave of absence as outlined in the Company's Guidelines for Equity Plans. Notwithstanding the foregoing, an Outside Director's Service shall terminate when he or she is neither a member of the Board of Directors or a consultant to the Company.

SECTION 14. ADJUSTMENT OF SHARES.

        (a)    Adjustments.    In the event of a subdivision of the outstanding Stock, or stock split or reverse stock split, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, reorganization, merger, liquidation, a spin-off, exchange of shares or a similar occurrence (as determined by the Committee in its sole discretion), the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

            (i)  The number of Shares, Options, SARs, Restricted Shares and Stock Units available for future Awards under the Plan;

           (ii)  The per person per fiscal year limitations on Awards under the Plan and the maximum aggregate number of ISOs that may be awarded under the Plan;

          (iii)  The number of Shares covered by each outstanding Award;

          (iv)  The Exercise Price under each outstanding Option and SAR; or

           (v)  The number of Stock Units included in any prior Award which has not yet been settled.

        Except as provided in this Section, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class.

        (b)    Dissolution or Liquidation.    To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

        (c)    Corporate Transactions.    In the event that the Company is a party to a merger or other reorganization, sale of all or substantially all of the assets of the Company or the acquisition, sale or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, outstanding Awards shall be subject to the corporate transaction agreement. Such agreement may provide for:

            (i)  The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

           (ii)  The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

          (iii)  The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

          (iv)  Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

           (v)  Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

        (d)    Reservation of Rights.    Except as provided in this Section, a Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to an Award or the Exercise Price. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 15. AWARDS UNDER OTHER PLANS.

        The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under the Plan.

SECTION 16. LEGAL AND REGULATORY REQUIREMENTS.

        No Option may be exercised and no Stock may be issued pursuant to an Option or transferred pursuant to a Restricted Share award unless the Committee shall determine that such exercise, issuance or transfer complies with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, applicable state securities laws, and rules and regulations promulgated under each of the foregoing, and the requirements of any stock exchange upon which the Stock may then be listed or quotation system upon which the Stock may be quoted. If the Stock subject to this Plan is not registered under the Securities Act and under applicable state securities laws, the Committee may require that the Participant deliver to the Company such documents as counsel for the Company may determine are necessary or advisable in order to substantiate compliance with applicable securities laws and the rules and regulations promulgated thereunder. In no event shall the Company deliver, or be deemed obligated to deliver, cash in lieu of any Share by reason of any failure to satisfy the foregoing provisions.

        So long as any restrictions or obligations imposed pursuant to this Plan shall apply to a share, each certificate evidencing such share shall bear an appropriate legend referring to the terms, conditions and restrictions. In addition, the Company may instruct its transfer agent that shares of Stock evidenced by such certificates may not be transferred without the written consent of the Company. Any attempt to dispose of such shares of Stock in contravention of such terms, conditions and restrictions shall be invalid. Certificates representing shares that have not vested or with respect to which minimum withholding taxes have not been paid will be held in custody by the Company or such bank or other institution designated by the Committee.

SECTION 17. WITHHOLDING TAXES.

        (a)    General.    To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied. In the event that such withholding taxes are not paid on a timely basis, as determined by the Company in its sole discretion, to the extent permitted by law the Company shall have the right, but not the obligation, to cause such withholding taxes to be satisfied by reducing the number of Shares or cash (if applicable) deliverable or by offsetting such withholding taxes against amounts otherwise due from the Company to the Participant. If withholding taxes are paid by reduction of the number of Shares deliverable to the Participant, such shares shall be valued at the Fair Market Value as of the date of exercise.

        (b)    Share Withholding.    Unless otherwise provided by the Committee, a Participant may satisfy all or part of his or her minimum withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Subject to applicable law and accounting considerations, such Shares shall be valued at their Fair Market Value on the date when the amount of tax to be withheld is to be determined. A Participant may elect to surrender, or attest to the ownership of, previously acquired Shares in excess of the amount required to satisfy all or a part of his or her minimum withholding or income tax obligations provided that such Shares have been held by the Participant for such period of time required to avoid the Company's recognition of additional compensation expense for financial reporting purposes as a result of the surrender or attestation of such previously owned shares.

SECTION 18. NO EMPLOYMENT OR REELECTION RIGHTS.

        No provision of the Plan, nor any right or Award granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Eligible Participant. The Company and its Subsidiaries and Affiliates reserve the right to terminate any person's Service at any time and for any reason, with or without notice. No provision of the Plan nor any right or Award granted under the Plan shall be construed to create any obligation on the part of the Board of Directors to nominate any Outside Director for reelection by the Company's stockholders, or confer upon any Outside Director the right to remain a member of the Board of Directors for any period of time, or at any particular rate of compensation.

SECTION 19. DURATION AND AMENDMENTS.

        (a)    Term of the Plan.    The Plan, as set forth herein, shall terminate automatically on the meeting of the stockholders of the Company in 2022, unless re-adopted or extended by the Company's stockholders prior to or on such date and may be terminated on any earlier date by the Board of Directors or the Compensation Committee, as described in the next Subsection.

        (b)    Right to Amend or Terminate the Plan.    The Compensation Committee may amend or terminate the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment or termination of the Plan shall not be materially impaired by such amendment or termination, except with consent of the person to whom the Award was granted. An amendment of the Plan shall be subject to the approval of the Company's stockholders to the extent required by applicable laws, regulations or rules, including, but not limited to, any applicable rules or regulations of the Nasdaq Global Market. In addition, no material amendment may be made to the plan without the approval of the Company's stockholders.

        (c)    Effect of Amendment or Termination.    No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Award granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not adversely affect any Shares previously issued or any Awards previously granted under the Plan.

SECTION 20. PLAN EFFECTIVENESS.

        This Plan shall become effective upon its approval by the Company's stockholders. Upon its effectiveness, the Plan shall supersede the prior plan such that no further awards shall be made under the prior plan. This Plan shall not, in any way, affect awards under the prior plan that is outstanding as of the date this Plan becomes effective. If the Company's stockholders do not approve this Plan, no Awards will be made under this Plan.

SECTION 21. GOVERNING LAW

        The Plan shall be governed by the substantive laws (excluding the conflict of law rules) of the State of Delaware.

Appendix B

FORMFACTOR, INC.

EMPLOYEE STOCK PURCHASE PLAN

(As Amended and Restated April 18, 2012)

        1.    Establishment of Plan.    FormFactor, Inc. (the "Company") proposes to grant options for purchase of the Company's Common Stock to eligible employees of the Company and its Participating Subsidiaries (as hereinafter defined) pursuant to this Employee Stock Purchase Plan (this "Plan"). For purposes of this Plan, "Parent Corporation" and "Subsidiary" shall have the same meanings as "parent corporation" and "subsidiary corporation" in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code"). "Participating Subsidiaries" are Parent Corporations or Subsidiaries that the Board of Directors of the Company (the "Board") designates from time to time as corporations that shall participate in this Plan. The Company intends this Plan to qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments to or replacements of such Section), and this Plan shall be so construed. Any term not expressly defined in this Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. A total of 4,000,000 shares of the Company's Common Stock are reserved for issuance under this Plan. Such number shall be subject to adjustments effected in accordance with Section 14 of this Plan.

        2.    Purpose.    The purpose of this Plan is to provide eligible employees of the Company and Participating Subsidiaries with a convenient means of acquiring an equity interest in the Company through payroll deductions, to enhance such employees' sense of participation in the affairs of the Company and Participating Subsidiaries, and to provide an incentive for continued employment.

        3.    Administration.    This Plan shall be administered by the Compensation Committee of the Board (the "Committee"). Subject to the provisions of this Plan and the limitations of Section 423 of the Code or any successor provision in the Code, or limitations imposed by other taxing jurisdictions, as applicable, all questions of interpretation or application of this Plan shall be determined by the Committee and its decisions shall be final and binding upon all participants. Members of the Committee shall receive no compensation for their services in connection with the administration of this Plan, other than standard fees as established from time to time by the Board for services rendered by Board members serving on Board committees. All expenses incurred in connection with the administration of this Plan shall be paid by the Company.

        4.    Eligibility.    Any employee of the Company or the Participating Subsidiaries is eligible to participate in an Offering Period (as hereinafter defined) under this Plan except the following:

          (a)   employees who are not employed by the Company or a Participating Subsidiary prior to the beginning of such Offering Period or prior to such other time period as specified by the Committee, under the Plan;

          (b)   employees who, together with any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Code, own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries or who, as a result of being granted an option under this Plan with respect to such Offering Period, would own stock or hold options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its Participating Subsidiaries; and

          (c)   individuals who provide services to the Company or any of its Participating Subsidiaries as independent contractors who are reclassified as common law employees for any reason except for federal income and employment tax purposes.

        Participating in the Plan does not change the status of an employee from being an "at will" employee.

        5.    Offering Dates.    The offering periods of this Plan (each, an "Offering Period") shall be of twelve (12) months fixed duration commencing on February 1 of each calendar year and ending on January 31 of the subsequent calendar year and of six (6) months fixed duration commencing on August 1 of each calendar year and ending on January 31 of the subsequent calendar year.

        The twelve (12) month Offering Periods shall consist of two (2) six month purchase periods and the six (6) month Offering Periods shall consist of one (1) six month purchase period (individually, an appropriate "Purchase Period") during which payroll deductions of the participants are accumulated under this Plan. The first market trading day of each Offering Period is referred to as the "Offering Date". The last market trading day of each Purchase Period is referred to as the "Purchase Date". The Committee shall have the power to change the Offering Dates, the Purchase Dates and the duration of Offering Periods or Purchase Periods without stockholder approval if such change is announced prior to the relevant Offering Period or prior to such other time period as specified by the Committee.

        6.    Participation in this Plan.    Eligible employees may become participants in an Offering Period under this Plan after satisfying the eligibility requirements and by delivering a subscription agreement to the Company prior to the commencement of such Offering Period (or such other time as may be specified by the Company or the Committee). Once an employee becomes a participant in an Offering Period by filing a subscription agreement, such employee will automatically participate in the Offering Period commencing immediately following the last day of the prior Offering Period unless the employee withdraws or terminates participation. Such participant is not required to file any additional subscription agreement in order to continue participation in this Plan.

        7.    Grant of Option on Enrollment.    Enrollment by an eligible employee in this Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such employee of an option to purchase on the Purchase Date up to that number of shares of Common Stock of the Company determined by a fraction, the numerator of which is the amount accumulated in such employee's payroll deduction account during such Purchase Period and the denominator of which is the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date (but in no event less than the par value of a share of the Company's Common Stock), or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Purchase Date (but in no event less than the par value of a share of the Company's Common Stock), and provided, further, that the number of shares of the Company's Common Stock subject to any option granted pursuant to this Plan shall not exceed the lesser of (x) the maximum number of shares which may be purchased pursuant to Section 10(a) below with respect to the applicable Purchase Date, or (y) the maximum number of shares which may be purchased pursuant to Section 10(c) below with respect to the applicable Purchase Date. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 8 below.

        8.    Purchase Price.    The purchase price per share at which a share of Common Stock will be sold in any Offering Period shall be eighty-five percent (85%) of the lesser of:

          (a)   The fair market value on the Offering Date; or

          (b)   The fair market value on the Purchase Date.

        The term "fair market value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

          (a)   if such Common Stock is then quoted on the Nasdaq Global Market, the last transaction's price quoted on the Nasdaq Global Market on the date of determination as reported at www.nasdaq.com;

          (b)   if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported at www.nasdaq.com; or

          (c)   if such Common Stock is publicly traded but is not quoted on the Nasdaq Global Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination at www.nasdaq.com.

        9.    Payment Of Purchase Price; Changes In Payroll Deductions; Issuance Of Shares.

        (a)   The purchase price of the shares is accumulated by regular payroll deductions made during each Purchase Period. The deductions are made as a percentage of the participant's compensation in one percent (1%) increments not less than one percent (1%), nor greater than fifteen percent (15%) or such lower limit set by the Committee. Compensation shall mean all W-2 cash compensation, including, but not limited to, base salary, wages, commissions, overtime, shift premiums, plus draws against commissions (determined consistently for the Company and Participating Subsidiaries), provided, however, that for purposes of determining a participant's compensation, any election by such participant to reduce his or her regular cash remuneration under Sections 125 or 401(k) of the Code shall be treated as if the participant did not make such election. Payroll deductions shall commence on the first payday of the Offering Period and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in this Plan.

        (b)   A participant may not increase the rate of payroll deductions at any time during an Offering Period. A participant may decrease the rate of payroll deductions during an Offering Period by filing with the Company a new authorization for payroll deductions, in which case the new rate shall become effective as soon as practicable commencing after the Company's receipt of the authorization and shall continue unless otherwise instructed by the Participant. Such decrease in the rate of payroll deductions may be made at any time during an Offering Period, but not more than one (1) change may be made effective during any Purchase Period. A participant may increase the rate of payroll deductions for the subsequent Offering Period beginning in February and a participant may decrease the rate of payroll deductions for any subsequent Offering Period by filing with the Company a new authorization for payroll deductions prior to the beginning of such Offering Period, or such other time period as specified by the Company or the Committee.

        (c)   A participant may reduce his or her payroll deduction percentage to zero during an Offering Period by filing with the Company a request for cessation of payroll deductions. Such reduction shall be effective beginning as soon as practicable after the Company's receipt of the request and no further payroll deductions will be made for the duration of the Offering Period. Payroll deductions credited to the participant's account prior to the effective date of the request shall be used to purchase shares of Common Stock of the Company in accordance with Section (e) below. A participant may not resume making payroll deductions during the Offering Period in which he or she reduced his or her payroll deductions to zero.

        (d)   All payroll deductions made for a participant are credited to his or her account under this Plan and are deposited with the general funds of the Company. No interest accrues on the payroll deductions. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

        (e)   On each Purchase Date, so long as this Plan remains in effect and provided that the participant has not submitted a signed and completed withdrawal form before that date which notifies the Company that the participant wishes to withdraw from that Offering Period under this Plan and have all payroll deductions accumulated in the account maintained on behalf of the participant as of that date returned to the participant, the Company shall apply the funds then in the participant's account to the purchase of whole shares of Common Stock reserved under the option granted to such participant with respect to the Offering Period to the extent that such option is exercisable on the Purchase Date. The purchase price per share shall be as specified in Section 8 of this Plan. Any cash remaining in a participant's account after such purchase of shares shall be refunded to such participant in cash, without interest; provided, however that any amount remaining in such participant's account on a Purchase Date which is less than the amount necessary to purchase a full share of Common Stock of the Company shall be carried forward, without interest, into the next Purchase Period or Offering Period, as the case may be. In the event that this Plan has been oversubscribed, all funds not used to purchase shares on the Purchase Date shall be returned to the participant, without interest. No Common Stock shall be purchased on a Purchase Date on behalf of any employee whose participation in this Plan has terminated prior to such Purchase Date.

        (f)    As promptly as practicable after the Purchase Date, the Company shall issue shares for the participant's benefit representing the shares purchased upon exercise of his or her option.

        (g)   During a participant's lifetime, his or her option to purchase shares hereunder is exercisable only by him or her. The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

        10.    Limitations on Shares to be Purchased.

        (a)   The maximum number of shares purchasable by any participant on any one Purchase Date shall not exceed 10,000 shares. Such number shall be subject to adjustments in accordance with Section 14 of this Plan and shall be further subject to other limits as described in Sections 10(b) and 10(c) below.

        (b)   No participant shall be entitled to purchase stock under this Plan at a rate which, when aggregated with his or her rights to purchase stock under all other employee stock purchase plans of the Company or any Subsidiary, exceeds $25,000 in fair market value, determined as of the Offering Date (or such other limit as may be imposed by the Code) for each calendar year in which the employee participates in this Plan. The Company shall automatically suspend the payroll deductions of any participant as necessary to enforce such limit provided that when the Company automatically resumes such payroll deductions, the Company must apply the rate in effect immediately prior to such suspension.

        (c)   No more than two hundred percent (200%) of the number of shares determined by using eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date as the denominator may be purchased by a participant on any single Purchase Date.

        (d)   If the number of shares to be purchased on a Purchase Date by all employees participating in this Plan exceeds the number of shares then available for issuance under this Plan, then the Company will make a pro rata allocation of the remaining shares in as uniform a manner as shall be reasonably practicable and as the Committee shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares to be purchased under a participant's option to each participant affected.

        (e)   Any payroll deductions accumulated in a participant's account which are not used to purchase stock due to the limitations in this Section 10 shall be returned to the participant as soon as practicable after the end of the applicable Purchase Period, without interest.

        11.    Withdrawal.

        (a)   Each participant may withdraw from an Offering Period under this Plan by signing and delivering to the Company a written notice to that effect on a form provided for such purpose. Such withdrawal may be elected at any time prior to the end of a Purchase Period, or such other time period as specified by the Committee or the Company.

        (b)   Upon withdrawal from this Plan, the accumulated payroll deductions shall be returned to the withdrawn participant, without interest, and his or her interest in this Plan shall terminate. In the event a participant voluntarily elects to withdraw from this Plan, he or she may not resume his or her participation in this Plan during the same Offering Period, but he or she may participate in any Offering Period under this Plan which commences on a date subsequent to such withdrawal by filing a new subscription agreement in the same manner as set forth in Section 6 above for initial participation in this Plan.

        12.    Termination of Employment.    Termination of a participant's employment for any reason, including retirement, death or the failure of a participant to remain an eligible employee of the Company or of a Participating Subsidiary, immediately terminates his or her participation in this Plan. In such event, the payroll deductions credited to the participant's account will be returned to him or her or, in the case of his or her death, to his or her legal representative, without interest. For purposes of this Section 12, an employee will not be deemed to have terminated employment or failed to remain in the continuous employ of the Company or of a Participating Subsidiary in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

        13.    Return of Payroll Deductions.    In the event a participant's interest in this Plan is terminated by withdrawal, termination of employment or otherwise, or in the event this Plan is terminated by the Board, the Company shall deliver to the participant all payroll deductions credited to such participant's account. No interest shall accrue on the payroll deductions of a participant in this Plan.

        14.    Capital Changes.    Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under this Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under this Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under this Plan which has not yet been exercised and the maximum number of shares of Common Stock purchasable per participant on any one Purchase Date, shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of issued and outstanding shares of Common Stock effected without receipt of any consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Committee, whose determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

        In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that this Plan shall terminate as of a date fixed by the Committee and give each participant the right to purchase shares under this Plan prior to such termination. In the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the options under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all participants), (ii) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (iii) the sale of all or substantially all of the assets of the Company or (iv) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, the Plan will continue with regard to Offering Periods that commenced prior to the closing of the proposed transaction and shares will be purchased based on the Fair Market Value of the surviving corporation's stock on each Purchase Date, unless otherwise provided by the Committee.

        The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, or in the event of the Company being consolidated with or merged into any other corporation.

        15.    Nonassignability.    Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under this Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 22 below) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void and without effect.

        16.    Reports.    Individual accounts will be maintained for each participant in this Plan. Each participant shall receive promptly after the end of each Purchase Period a report of his or her account setting forth the total payroll deductions accumulated, the number of shares purchased, the per share price thereof and the remaining cash balance, if any, carried forward to the next Purchase Period or Offering Period, as the case may be.

        17.    Notice of Disposition.    Each participant shall notify the Company in writing if the participant disposes of any of the shares purchased in any Offering Period pursuant to this Plan if such disposition occurs within two (2) years from the Offering Date or within one (1) year from the Purchase Date on which such shares were purchased (the "Notice Period"). The Company may, at any time during the Notice Period, place a legend or legends on any certificate representing shares acquired pursuant to this Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on the certificates.

        18.    No Rights to Continued Employment.    Neither this Plan nor the grant of any option hereunder shall confer any right on any employee to remain in the employ of the Company or any Participating Subsidiary, or restrict the right of the Company or any Participating Subsidiary to terminate such employee's employment.

        19.    Equal Rights And Privileges.    All eligible employees shall have equal rights and privileges with respect to this Plan so that this Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of this Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company, the Committee or the Board, be reformed to comply with the requirements of Section 423. This Section 19 shall take precedence over all other provisions in this Plan.

        20.    Notices.    All notices or other communications by a participant to the Company under or in connection with this Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

        21.    Term; Stockholder Approval.    This Plan shall be approved by the stockholders of the Company, in any manner permitted by applicable corporate law, within twelve (12) months before or after the date this Plan is adopted by the Board. This Plan shall continue until the earlier to occur of (a) termination of this Plan by the Board (which termination may be effected by the Board at any time), (b) issuance of all of the shares of Common Stock reserved for issuance under this Plan, or (c) the Company's annual meeting in 2022.

        22.    Designation of Beneficiary.

        (a)   A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under this Plan in the event of such participant's death subsequent to the end of a Purchase Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under this Plan in the event of such participant's death prior to a Purchase Date.

        (b)   Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under this Plan who is living at the time of such participant's death, the Company shall deliver such shares or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

        23.    Conditions Upon Issuance of Shares; Limitation on Sale of Shares.    Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        24.    Applicable Law.    The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Delaware.

        25.    Amendment or Termination of this Plan.    The Board may at any time amend, terminate or extend the term of this Plan, except that any such termination cannot affect options previously granted under this Plan, nor may any amendment make any change in an option previously granted which would adversely affect the right of any participant, nor may any amendment be made without approval of the stockholders of the Company obtained in accordance with Section 21 above within twelve (12) months of the adoption of such amendment (or earlier if required by Section 21) if such amendment would:

          (a)   increase the number of shares that may be issued under this Plan; or

          (b)   change the designation of the employees (or class of employees) eligible for participation in this Plan.

        Notwithstanding the foregoing, the Board may make such amendments to the Plan as the Board determines to be advisable, if the continuation of the Plan or any Offering Period would result in financial accounting treatment for the Plan that is different from the financial accounting treatment in effect on the date this Plan is adopted by the Board.

PROXY — FormFactor, Inc. PROXY FOR 2012 ANNUAL MEETING OF STOCKHOLDERS (This proxy is solicited on behalf of the Board of Directors of FormFactor, Inc.) Your vote is important. Whether or not you plan to attend the 2012 Annual Meeting of Stockholders of FormFactor, Inc. in person, we urge you to complete, date, sign and promptly mail this proxy in the enclosed postage-paid envelope (to which no postage need be affixed if mailed in the United States) so that your shares of our common stock may be represented at the Annual Meeting. The undersigned stockholder of FormFactor, Inc. hereby revokes all prior proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held April 18, 2012, appoints Stuart L. Merkadeau and Michael M. Ludwig, or either of them, as proxies, with full power of substitution, and authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock, par value $0.001 per share, of FormFactor, Inc. held of record by the undersigned stockholder at the close of business on February 27, 2012, at the 2012 Annual Meeting of Stockholders to be held at our corporate headquarters, located at 7005 Southfront Road in Livermore, California 94551, on Wednesday, April 18, 2012 at 3:00 p.m., Pacific Daylight Time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned stockholder might or could do if personally present thereat. In the event that sufficient votes are not received by the date of the Annual Meeting, the proxy holders are authorized to propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO VOTING CHOICE IS SPECIFIED ON THE REVERSE SIDE OF THIS PROXY, THEN THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE CLASS III NOMINEES TO THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE (PROPOSAL NO. 1), FOR ADVISORY APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION (PROPOSAL NO. 2), TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S EQUITY INCENTIVE PLAN (PROPOSAL NO. 3), TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S EMPLOYEE STOCK PURCHASE PLAN (PROPOSAL NO. 4), AND FOR THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2012 (PROPOSAL NO. 5). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Continued and to be signed on reverse side PLEASE DETACH PROXY CARD HERE Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held April 18, 2012. The Proxy Statement and our 2011 Annual Report to Stockholders are available at: www.proxyease.com/formfactor/2012.

2012 Annual Meeting Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. A. Proposals The Board of Directors recommends a vote FOR the election of the Class III director nominees listed below. (1) Election of the following nominees as FOR WITHHOLD Class III directors: 01 – Richard DeLateur 02 – Edward Rogas, Jr. The Board of Directors recommends a vote FOR the following proposals: FOR AGAINST ABSTAIN (2)Advisory approval of the Company’s executive compensation. (3)Approval of the amendment and restatement of the company’s equity incentive plan. (4)Approval of the amendment and restatement of the Company’s Employee Stock Purchase Plan (5) Ratification of the selection of PricewaterhouseCoopers LLP as FormFactor’s independent registered public accounting firm for fiscal year 2012. B. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy): / / Signature 1 Signature 2 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. CONTROL NUMBER PLEASE DETACH PROXY CARD HERE PROXY VOTING INSTRUCTIONS Please have your 11 digit control number ready when voting by Internet or Telephone INTERNET Vote Your Proxy on the Internet: Go to www.proxyease.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE MAIL Vote Your Proxy by Phone: Vote Your Proxy by Mail: Call 1 (866) 437-4675 Use any touch-tone telephone to Mark, sign, and date your proxy vote your proxy. Have your proxy card, then detach it, and return it card available when you call. in the postage-paid envelope Follow the voting instructions to provided. vote your shares. CONTROL NUMBER